                                CREDIT AGREEMENT



                         DATED AS OF NOVEMBER 14, 1991



                                     AMONG



                           KRUG INTERNATIONAL CORP.,

                     TECHNOLOGY/SCIENTIFIC SERVICES, INC.,

                           KRUG LIFE SCIENCES, INC.,


                                      AND


                       SOCIETY BANK, NATIONAL ASSOCIATION

                        THE CENTRAL TRUST COMPANY, N.A.

                                 COMERICA BANK

                             CORESTATES BANK, N.A.

                         SECURITY PACIFIC NATIONAL BANK

                               TABLE OF CONTENTS

1.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.1.        "Administrative Agent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.2.        "Affiliate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.3.        "Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
     1.4.        "Attorneys' Fees"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.5.        "Business Day" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.6.        "Carrier Note" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.7.        "Cash Flow Projections"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.8.        "Central Trust"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.9.        "Closing Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.10.       "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.11.       "Collateral" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.12.       "Comerica" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
     1.13.       "Credit Facilities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.14.       "Current Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.15.       "Current Liabilities"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.16.       "Current Ratio"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.17.       "Default"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.18.       "Default Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.19.       "Disclosure Schedule"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.20.       "Domestic Subsidiary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.21.       "Equipment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.22.       "ERISA"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
     1.23.       "ERISA Affiliate"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-

                               TABLE OF CONTENTS
                                  (continued)




     1.24.       "Event of Default" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
     1.25.       "Excess Cash Flow" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
     1.26.       "General Intangibles"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
     1.27.       "Governmental Authority" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
     1.28.       "Government Contracts" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
     1.29.       "Guarantees" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
     1.30.       "Guarantors" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.31.       "Hazardous wastes", "hazardous substances" and "pollutants" or "contaminants"  . . . . . . . . . . . -5-
     1.32.       "Indebtedness" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.33.       "Intercreditor Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.34.       "Inventory"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.35.       "Letter of Credit Agreements"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.36.       "Majority Lenders" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.37.       "Multiemployer Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
     1.38.       "NASA Contract"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.39.       "Net Mortgage Proceeds"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.40.       "Noncompetition Agreement" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.41.       "Noncompetition Proceeds"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.42.       "Notes"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.43.       "Notice of Borrowing"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.44.       "Obligations"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
     1.45.       "Old Loan Agreements"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-

                               TABLE OF CONTENTS
                                  (continued)




     1.46.       "Other Attorneys' Fees"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
     1.47.       "PBGC" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
     1.48.       "Permitted Liens"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
                 1.48.1.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
                 1.48.2.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
                 1.48.3.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
                 1.48.4.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
                 1.48.5.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
                 1.48.6.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
                 1.48.7.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     1.49.       "Person" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     1.50.       "Phase I Environmental Site Assessment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     1.51.       "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
     1.52.       "PNB"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.53.       "Prime Rate" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.54.       "Receivables"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.55.       "Reportable Event" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.56.       "Responsible Officer"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.57.       "Revolving Advances" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.58.       "Revolving Commitment" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.59.       "Revolving Commitment Percentage"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.60.       "Revolving Credit Banks" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.61.       "Revolving Credit Note"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-

                               TABLE OF CONTENTS
                                  (continued)




     1.62.       "Security Agreements"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
     1.63.       "Security Documents" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.64.       "Security Pacific" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.65.       "Society"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.66.       "Subordinated Debt"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.67.       "Subordination Agreement(s)" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.68.       "Subsidiaries" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.69.       "Tangible Net Worth" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
     1.70.       "Term Loans" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
     1.71.       "Term Notes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
     1.72.       "Termination Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
     1.73.       "Withdrawal Liability" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
2.   Credit Facilities.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
     2.1.        Term Loans.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
                 2.1.1.         Amount and Percentage.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
     2.2.        Short-Term Revolving Credit Facility.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
                 2.2.1.         Amount.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
                 2.2.2.         Procedure for Borrowing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
                                2.2.2.1.  Notice of Borrowing.  . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
                                2.2.2.2.  Revolving Advances.   . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
                                2.2.2.3.  Failure to Fund.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
     2.3.        Interest, Payments, Computations, Fees and Collections.  . . . . . . . . . . . . . . . . . . . . .  -14-

                               TABLE OF CONTENTS
                                  (continued)




                 2.3.1.         Interest.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
                 2.3.2.         Interest Payment Dates.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
                 2.3.3.         Default Rate.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
                 2.3.4.         Computations.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
                 2.3.5.         Facility Fees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
                 2.3.6.         Payments.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
                 2.3.7.         Charge to Accounts.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
     2.4.        Taxes and Levies.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
     2.5.        Payment of the Term Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
                 2.5.1.         Mandatory Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-
                 2.5.2.         Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
3.   Collateral.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -17-
     3.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
     3.2.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
     3.3.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
4.   Representations and Warranties.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
     4.1.        Organization.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -18-
     4.2.        Recent Adverse Changes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
     4.3.        Title. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
     4.4.        Litigation, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
     4.5.        Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -19-
     4.6.        Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
     4.7.        Other Defaults.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-

                               TABLE OF CONTENTS
                                  (continued)




     4.8.        ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
     4.9.        Regulation U.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
     4.10.       Exhibits and Disclosure Schedule.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
     4.11.       Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -20-
                 4.11.1.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
                 4.11.2.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
                 4.11.3.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
                 4.11.4.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -21-
     4.12.       Affirmation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
5.   Affirmative Covenants.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
     5.1.        Books and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
     5.2.        Monthly Statements.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
     5.3.        Quarterly Cash Flow Projections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -22-
     5.4.        Quarterly Statements.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
     5.5.        Annual Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -23-
     5.6.        Annual Cash Flow Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
     5.7.        Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
     5.8.        Compliance with Laws.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -24-
     5.9.        Environmental Audit and Other Environmental Information. . . . . . . . . . . . . . . . . . . . . .  -24-
     5.10.       Business Names and Locations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
     5.11.       Accounts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-
     5.12.       Expense Reimbursement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -25-

                               TABLE OF CONTENTS
                                  (continued)




     5.13.       ERISA Compliance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
     5.14.       Noncompetition Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
     5.15.       Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
     5.16.       Government Contracts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -26-
     5.17.       Delivery of Other Documents; Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
     5.18.       Notices of Event of Default, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
     5.19.       Quarterly Compliance Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
     5.20.       Renegotiate the Carrier Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
6.   Negative Covenants.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
     6.1.        Debt.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -27-
     6.2.        Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
     6.3.        Contingencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
                 6.3.1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
                 6.3.2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -28-
                 6.3.3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
     6.4.        Net Worth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
     6.5.        Current Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
     6.6.        Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
     6.7.        Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -29-
     6.8.        Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
     6.9.        Merger, Acquisition or Sale of Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-
     6.10.       Advances and Loans.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -30-

                               TABLE OF CONTENTS
                                  (continued)




     6.11.  Capital Expenditures and Leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
     6.12.       Transfer of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -31-
     6.13.       Payments to Shareholders and Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
     6.14.       Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
     6.15.       Subordinated Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
7.   Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -32-
     7.1.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 7.1.1.         Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 7.1.2.         Letter of Credit Interest and Commission Payments   . . . . . . . . . . . . . . . .  -33-
                 7.1.3.         Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 7.1.4.         Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 7.1.5.         Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -33-
                 7.1.6.         Proceedings Against Collateral.   . . . . . . . . . . . . . . . . . . . . . . . . .  -34-
                 7.1.7.         Loss, Theft or Substantial Damage to the Collateral   . . . . . . . . . . . . . . .  -34-
                 7.1.8.         Judgments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -34-
                 7.1.9.         Bankruptcy, etc   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -34-
                 7.1.10.        Revocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -35-
                 7.1.11.        Loss of NASA Contract   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -35-
                 7.1.12.        Other Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -35-
     7.2.        Termination of Commitments; Acceleration . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -36-
8.   Conditions Precedent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-

                               TABLE OF CONTENTS
                                  (continued)




     8.1.        No Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
     8.2.        Fees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
     8.3.        Repayment of Old Loan Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
     8.4.        Accuracy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
     8.5.        Opinion Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
     8.6.        Resolutions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -37-
     8.7.        Incumbency Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
     8.8.        Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
     8.9.        Subordination Agreement of KRUG International (U.K.) Ltd . . . . . . . . . . . . . . . . . . . . .  -38-
     8.10.       Other Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
9.   General      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
     9.1.        Post-Closing Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -38-
     9.2.        Representations and Warranties to Survive. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -39-
     9.3.        Environmental Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -39-
     9.4.        No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -39-
     9.5.        Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -39-
     9.6.        Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -41-
     9.7.        Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -41-
     9.8.        Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -41-
     9.9.        Gender, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-
     9.10.       Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-
     9.11.       Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-

                               TABLE OF CONTENTS
                                  (continued)




     9.12.       Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -42-
     9.13.       Liability of the Administrative Agent and Lenders  . . . . . . . . . . . . . . . . . . . . . . . .  -42-
     9.14.       Intercreditor Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
     9.15.       Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -43-
     9.16.       Continuing Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
     9.17.       No Third Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
     9.18.       No Partnership or Joint Venture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
     9.19.       Joint and Several Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -44-
     9.20.       Governing Law and Jurisdiction; Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . .  -44-

                                CREDIT AGREEMENT


     KRUG INTERNATIONAL CORP. ("KRUG"), TECHNOLOGY/SCIENTIFIC SERVICES, INC. AND KRUG LIFE SCIENCES, INC. (each individually a "Borrower" and collectively the "Borrowers" or the "Borrower Group"), and each of the banks listed on the signature pages hereof (individually each a "Lender" and collectively the "Lenders"), intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. Each accounting term not defined or modified herein will have the meaning given to it under generally accepted accounting principles as applied to any or all of the Borrowers on a consistent basis. References to consolidating financial statements of KRUG and its Domestic Subsidiaries means consolidating financial statements of KRUG and its Domestic Subsidiaries, excluding any investment in or earnings from KRUG International (U.K.) Ltd., except that KRUG's investment in KRUG International (U.K.) Ltd. will be included as an investment, where applicable, and will be carried at the lower of cost or market value. Where this Agreement contains any financial reference or requirement with respect to KRUG and its Domestic Subsidiaries, such reference or requirement shall be applied and construed based on the consolidating financial statements of KRUG and its Domestic Subsidiaries, determined in accordance with the immediately preceding sentence of this
Section 1. Capitalized terms used herein and not otherwise defined herein have the following meanings:

              1.1. "Administrative Agent" means PNB or such successor as may be appointed from time to time pursuant to the terms of the Intercreditor Agreement.

              1.2. "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person or having similar shareholders owning at least ten percent (10%) thereof, whether such common control is direct or indirect. Without limiting the generality of the foregoing, each Borrower's officers, shareholders, directors, subsidiary corporations (direct and indirect), joint ventures, and partners will be deemed to be Affiliates for purposes of this Agreement.

              1.3. "Agreement" means this Credit Agreement dated as of November 14, 1991.

              1.4. "Attorneys' Fees" means the reasonable value of all services, and costs, disbursements and expenses related thereto, of the attorneys (and all paralegals and other staff) employed by the Administrative Agent on behalf of itself and the Lenders from time to time which fees, costs and expenses are incurred in any fashion relating to this Agreement, the documents or instruments delivered with this Agreement or any of the transactions contemplated by this Agreement including, without limitation, the assertion, exercise or enforcement of any of the Administrative Agent's and each Lender's rights or remedies including those in any proceeding under the United States Bankruptcy Code.

              1.5. "Business Day" means a day of the year on which national banks are not required or authorized to close in Philadelphia, Pennsylvania.

              1.6. "Carrier Note" means the promissory note of Technology, Incorporated (now known as KRUG International Corp.) dated December 21, 1983 and payable to Carrier Corporation in the original principal amount of $600,000.

              1.7. "Cash Flow Projections" means projections, in reasonable detail and in form satisfactory to the Lenders, of the expected sources and expected uses of cash, for time periods specified by the Administrative Agent, for specified Person(s).

              1.8.        "Central Trust" means The Central Trust Company, N.A.

              1.9. "Closing Date" means the date on which this Agreement and the Security Documents are executed.

              1.10. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              1.11. "Collateral" means any property, real or personal, tangible or intangible, now or in the future securing the Obligations.

              1.12.       "Comerica" means Comerica Bank.

              1.13. "Credit Facilities" means the Revolving Commitment and the Term Loans.

              1.14. "Current Assets" has the meaning given to such term by generally accepted accounting principles applied on a consistent basis.

              1.15. "Current Liabilities" has the meaning given to such term by generally accepted accounting principles applied on a consistent basis except that it does not include any current payments due (i.e., due within 12 months) of the Credit Facilities and does not include any amounts due under the Letter of Credit Agreements, or any renewals thereof, or under the agreement with Central Trust referenced at Section 7.1.2 of this Agreement.

              1.16. "Current Ratio" means the ratio of Current Assets to Current Liabilities.

              1.17. "Default" means any event or condition which with the passage of time or giving of notice, or both, would constitute an Event of Default.

              1.18.       "Default Rate" has the meaning given to such term in
Section 2.3.3 of this Agreement.

              1.19. "Disclosure Schedule" means the schedule identified as the Disclosure Schedule, dated as of the Closing Date, executed by KRUG and delivered to the Lenders at the time of execution of this Agreement.

              1.20. "Domestic Subsidiary" means any Subsidiary whose principal operations and/or assets are within North America. Without limiting the generality of the foregoing each of KRUG Life Sciences, Inc., Technology/Scientific Services, Inc. and the Guarantors will each be deemed to be a Domestic Subsidiary of KRUG.

              1.21. "Equipment" has the meaning given that term in the Security Documents.

              1.22. "ERISA" means the Employee Retirement Income Security Act of 1974, or any successor statute, as amended from time to time.

              1.23. "ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group of which the Borrower is a member and which is treated as a single employer under Section 414 of the Code.

              1.24. "Event of Default" will mean any of the events listed in Section 7 of this Agreement.

              1.25. "Excess Cash Flow" means, for a specific fiscal year, the positive difference, if any, obtained from subtracting the Projected Net Cash Flow for that fiscal year of KRUG and its Domestic Subsidiaries (as delivered to the Administrative Agent in accordance with Section 5.6 of the Agreement) from the Actual Net Cash Flow covering the same fiscal year of KRUG and its Domestic Subsidiaries (based on the financial statements delivered to the Administrative Agent in accordance with Section 5.5 of the Agreement). For the purposes hereof, "Actual Net Cash Flow" means the sum of actual sources of cash (excluding Revolving Advances) for the given year less (a) Net Mortgage Proceeds, if any; (b) as to the fiscal year ending March 31, 1992, the amount due under Section 2.5.1(c); (c) as to the fiscal year ending March 31, 1993, the amount due under Section 2.5.1(d); and (d) the sum of actual uses of cash for the given year. For the purposes hereof, "Projected Net Cash Flow" means the sum of projected sources of cash for the given year less the sum of projected uses of cash for the given year.

              1.26. "General Intangibles" has the meaning given that term in the Security Documents.

              1.27. "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

              1.28. "Government Contracts" has the meaning given that term in Section 5.16 of this Agreement.

              1.29. "Guarantees" means the guarantees in the form of the attached Exhibits E-1 through E-3.

              1.30. "Guarantors" means KRUG Properties, Inc., KRUG Properties Ltd. and Technology Incorporated, jointly and severally.

              1.31. "Hazardous wastes", "hazardous substances" and "pollutants" or "contaminants" each has the same meaning given to the respective terms under any now existing or hereinafter enacted or amended federal, state or local statute, ordinance, code or regulation designed to protect the environment, including but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et. seq. ("CERCLA").

              1.32. "Indebtedness" means, without duplication (i) all obligations (including capitalized lease obligations) which in accordance with generally accepted accounting principles, consistently applied, would be shown on a balance sheet as a liability; (ii) all obligations for borrowed money or for the deferred purchase price of property or services; and (iii) all reimbursement, payment or similar obligations, absolute, contingent or otherwise, under acceptance, letter of credit or similar facilities.

              1.33. "Intercreditor Agreement" means that certain agreement among the Lenders, entered into on the Closing Date, called the Intercreditor Agreement.

              1.34. "Inventory" has the meaning given that term in the Security Documents.

              1.35. "Letter of Credit Agreements" means, insofar as they relate to the existing letters of credit, the Letter of Credit Agreements copies of which are attached hereto as Exhibits K-1 and K-2, and all extensions and amendments thereto.

              1.36. "Majority Lenders" means at any time at least four of the Lenders acting jointly.

              1.37. "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

              1.38. "NASA Contract" means NASA/Johnson Space Center Contract No. NAS 9-18492 dated March 1, 1991 and all related and successor contracts.

              1.39. "Net Mortgage Proceeds" has the meaning given to such term in Section 2.5.1 of this Agreement.

              1.40. "Noncompetition Agreement" means that Noncompetition Agreement As Revised entered into on March 2, 1990 among KRUG, Dempster Systems Inc. (subsequently known as KRUG Properties Inc.) and WQ Acquisition Company (subsequently known as Dempster Inc.), in connection with the sale of the assets and business of Dempster Systems Inc. to WQ Acquisitions Company and the assumption of selected liabilities of Dempster Systems Inc. by WQ Acquisition Company, as such agreement may have been or may hereafter be revised or amended (if permitted by the Majority Lenders) from time to time, including, but not limited to the amendments set forth in that certain Amendments to Asset Purchase Agreement, Lease Agreement and Noncompetition Agreement As Revised dated as of October 24, 1990 by and between KRUG Properties Inc. and Dempster Inc.

              1.41. "Noncompetition Proceeds" means any and all amounts payable to KRUG pursuant to the terms of the Noncompetition Agreement during the existence of this Agreement.

              1.42. "Notes" means collectively the Revolving Credit Notes and Term Notes and will include any amendments, extensions and renewals made thereto from time to time.

              1.43. "Notice of Borrowing" means a document in the form of the attached Exhibit D.

              1.44. "Obligations" means all loans, advances, debts, liabilities, obligations, covenants and duties owing to any or all of the Lenders from the Borrowers and/or Guarantors or any of them of any kind or nature arising under this Agreement, any of the Letter of Credit Agreements, any of the Notes or any of the

Security Documents, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all charges, expenses, fees, Attorneys' Fees, any other Attorneys' Fees and any other sums chargeable to any of the Borrowers and/or the Guarantors under any of the Obligations.

              1.45. "Old Loan Agreements" means the line of credit notes described on Exhibits L-1 through L-5 attached and the term note with Society Bank described on Exhibit L-6 attached.

              1.46. "Other Attorneys' Fees" means the reasonable value of all services, costs, disbursements and expenses related thereto, of the attorneys (and all paralegals and other staff) employed by any of the Lenders other than the Administrative Agent from time to time which fees, costs, disbursements and expenses are incurred in any fashion relating to this Agreement, the documents or instruments delivered with this Agreement or any of the transactions contemplated by this Agreement including, without limitation, the assertion, exercise or enforcement of any of the Lender's rights or remedies including those in any proceeding under the United States Bankruptcy Code; provided, however, that the Borrowers shall not be obligated to reimburse, to any Lender, Other Attorneys' Fees of more than $5,000 per Lender per fiscal year and provided, further, that such $5,000 limitation shall not apply to Other Attorneys' Fees incurred from and after (a) the Termination Date (if the Borrowers are otherwise obliged to pay Other Attorneys' Fees after that date) or (b) the date on which the Revolving Commitment is terminated or the Notes or Obligations are accelerated under Section 7.2 or 8.1 of this Agreement.

              1.47. "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

              1.48.       "Permitted Liens" means:

                          1.48.1.        liens securing the payment of taxes,
either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it has set aside on its books adequate reserves to the extent required by generally accepted accounting principles;

                          1.48.2.        deposits under workers' compensation,
unemployment insurance and social security laws, or liens to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                          1.48.3.        liens imposed by law, such as
carriers' warehousemen's or mechanics' liens, incurred by it in good faith in the ordinary course of business, and liens arising out of a judgment or award against it with respect to which it will currently be prosecuting an appeal, a stay of execution pending such appeal having been secured;

                          1.48.4.        liens in favor of the Lenders under
the Security Documents;

                          1.48.5.        mortgage and lien on real and personal
property of KRUG granted to Gem City Savings Association and recorded at Mortgage Book 457, Page 220 of the Greene County, Ohio Recorder's Office to secure payment of a Note in the original principal amount of $600,000.00;

                          1.48.6.        reservations, exceptions,
encroachments and other similar title exceptions or encumbrances affecting real properties, provided such do not materially detract from the use or value thereof as used by the owner thereof;

                          1.48.7.        attachment, judgment and similar liens
provided that execution is effectively stayed pending a good faith contest.

              1.49. "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

              1.50. "Phase I Environmental Site Assessment" has the meaning given that term in Section 5.9 of this Agreement.

              1.51. "Plan" means any pension plan subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is maintained for employees of the Borrower or any ERISA Affiliate.

              1.52. "PNB" means CoreStates Bank, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank.

              1.53.       "Prime Rate" has the meaning given to such term in
Section 2.3.1 of this Agreement.

              1.54. "Receivables" has the meaning given that term in the Security Documents.

              1.55. "Reportable Event" means any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code
Section 414).

              1.56. "Responsible Officer" means, with respect to any Person, its financial officer, its chairman, its chief executive officer or its president.

              1.57. "Revolving Advances" has the meaning given that term in Section 2.2.1 of this Agreement.

              1.58. "Revolving Commitment" means the Commitment of each Revolving Credit Bank set forth in Exhibit B.

              1.59. "Revolving Commitment Percentage" means each Lender's percentage share of any Revolving Advance as set forth opposite such Lender's name under the column titled "Commitment Percentage" in Exhibit B.

              1.60. "Revolving Credit Banks" means each of the Lenders except Security Pacific.

              1.61. "Revolving Credit Note" means the promissory note of the Borrowers evidencing the Revolving Advances, in the form attached hereto as Exhibit C.

              1.62. "Security Agreements" means the Security Agreements in the form of the attached Exhibits F-1 through F-3 and G-1 through G-3.

              1.63. "Security Documents" means the Guarantees, Security Agreements and the agreements, pledges, mortgages or other documents delivered by the Borrowers to the Lenders now or in the future to encumber the Collateral in favor of the Lenders.

              1.64.       "Security Pacific" means Security Pacific National
Bank.

              1.65.       "Society" means Society Bank, National Association.

              1.66. "Subordinated Debt" means (a) any amount now or hereafter owed by any Borrower or Domestic Subsidiary to KRUG International (U.K.) Ltd., including but not limited to that shown on the Disclosure Schedule, (b) existing Indebtedness under the Carrier Note, and (c) any other debt: (i) which by its terms specifically provides that it is subordinated to the Lenders, and (ii) that the Lenders have consented to being incurred by the Borrowers in accordance with the terms of this Agreement.

              1.67. "Subordination Agreement(s)" means (a) the Subordination Agreement in the form of Exhibit M attached, (b) the subordination terms of the Carrier Note and (c) any subordination terms or agreement relating to other Subordinated Debt consented to by the Lenders under the foregoing Section 1.66.

              1.68. "Subsidiaries" means, as to any Person, any corporation, partnership, trust or other entity of which a fifty percent (50%) or more of the stock (or equivalent ownership or controlling interest) having by the terms thereof ordinary voting power to elect a majority of the directors (if a corporation) or to select the trustee or exercise equivalent controlling interest (irrespective of whether or not at the time stock of any class or classes of such corporation or other interest of such entity shall have or might have voting power by reason of the happening of any contingency), is at any relevant time directly or indirectly owned or controlled by such Person or one or more other subsidiaries of such Person or any combination thereof.

              1.69.       "Tangible Net Worth", at any particular time, means
(i) the sum of the amounts appearing on the consolidated balance sheet of KRUG and its Domestic Subsidiaries, with the investment in KRUG International (U.K.) Ltd. included at the lower of cost or market value as (A) the stated value of all outstanding stock, (B) capital and retained earnings (positive or negative) and (C) foreign currency fluctuation adjustments, if any, less (ii) the sum of
(A) the amount of any write-up subsequent to March 31, 1991 in the book value of any asset owned on such date resulting from the reevaluation thereof subsequent to such date or any write up of any asset in excess of the costs of the assets acquired, (B) any amounts by which patents, trademarks, trade names, organizational expenses and other intangible items of similar nature and good will appear on the asset side of such balance sheet, (C) any amounts at which shares of the capital stock of the Borrowers or Subsidiaries appear on the asset side of such balance sheet, all as of the last day of the month previous to such particular time, and (D) any amounts for advances, other than customary and reasonable travel advances, to shareholders, directors, officers, employees or Affiliates of the Borrowers or Guarantors which appear on the asset side of the balance sheet. In calculating Tangible Net Worth, losses and gains resulting from foreign currency fluctuations will be excluded. Unless otherwise specified in this Agreement, Tangible Net Worth shall be determined on a consolidated basis for the Borrowers and the Domestic Subsidiaries.

              1.70.       "Term Loans" has the meaning given to such term in
Section 2.1 of this Agreement.

              1.71. "Term Notes" means the promissory notes of the Borrowers evidencing the Term Loans, in the form attached hereto as Exhibit A-1 through A-5.

              1.72. "Termination Date" means July 29, 1994 provided, however, that the Termination Date will mean December 1, 1993 if the Borrowers are unable to renegotiate the terms of the Carrier Note as required by Section
5.20 of this Agreement.

              1.73. "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

All other terms contained in this Agreement and not otherwise defined herein will, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code of the Commonwealth of Pennsylvania to the extent the same are defined therein.


     2.       CREDIT FACILITIES.

              2.1.        TERM LOANS.

                          2.1.1.         AMOUNT AND PERCENTAGE.  Prior to
entering into this Agreement, each of the Lenders had made available to the Borrowers (or any of them or their predecessors), pursuant to, inter alia, the various Old Loan Agreements, loans with outstanding principal balances aggregating $14,030,000 in amounts and percentages, by such respective Lenders, as follows:

                                      Amount                     Percentage
                                    -----------                  ----------
 Society                            $ 2,870,000                    20.4562
 Central Trust                      $ 2,880,000                    20.5274
 Comerica                           $ 1,800,000                    12.8297
 PNB                                $ 2,880,000                    20.5274
 Security Pacific                   $ 3,600,000                    25.6593
                                    -----------                    -------

             TOTAL                  $14,030,000                   100.0000
                                    ===========                   ========

Subject to the provisions of this Agreement and the related documents and instruments to be executed by the Borrowers and the Guarantors and delivered to the Administrative Agent and the Lenders herewith, the above-referenced loans will be restructured into Term Loans which will be evidenced by the Term Notes (copies of which are set forth in Exhibits A-1 through A-5 attached) each payable to the order of the respective Lenders. The Term Loans will bear interest and will be payable in the manner set forth herein and in the Term Notes, the terms of which are incorporated herein by reference.

              2.2.        SHORT-TERM REVOLVING CREDIT FACILITY.

                          2.2.1.         AMOUNT.  Each of the Revolving Credit
Banks severally agrees to make, subject to the terms and conditions hereinafter set forth, short-term advances to the Borrower Group ("Revolving Advances") on any Business Day during the period from the date hereof to the Business Day preceding the Termination Date in aggregate amounts not to exceed at any time outstanding for Revolving Advances by a Lender the amount set forth opposite such Lender's name in Exhibit B under the caption "Revolving Commitment" nor exceeding at any time for aggregate outstandings for all Revolving Advances of the Lenders the lesser of (a) the amount which, when added to the outstanding Term Loan balance, equals $15.0 million or (b) $2.5 million. Within such limits, the Borrower Group may borrow, repay and reborrow under this Section 2.2 provided, however, that any and all such Revolving Advances will be available: (i) only to satisfy short-term cash needs which arise to enable the Borrowers to fulfill requirements of specific contracts and
(ii) for periods of up to 90 days. The Revolving Credit Banks will extend any Revolving Advance for an additional period of time of up to 60 days if the Borrowers provide written justification, satisfactory to the Administrative Agent. By way of example, but not in limitation thereon, a satisfactory justification for an extension or a new borrowing would be the failure of prompt receipt of payment by Borrowers from a party with whom a Borrower contracted, which payment would have theretofore reimbursed Borrowers for a contract expenditure funded by the Revolving Advance. The Revolving Advances will be evidenced by the Revolving Credit Note (a copy of which is set forth in Exhibit C attached) payable to the order of the Administrative Agent on behalf of the Revolving Credit Banks. The Revolving Advances will bear interest and will be payable in the manner set forth herein and in the Revolving Credit Note, the terms of which are incorporated herein by reference.

                          2.2.2.         PROCEDURE FOR BORROWING.

                                        2.2.2.1.  NOTICE OF BORROWING. Whenever
the Borrowers desire to request any Revolving Advance, KRUG will give written notice (or telephonic notice confirmed in writing) to the Administrative Agent in the form of the attached Exhibit D ("Notice of Borrowing") no later than 10:00 a.m. (Philadelphia time) on a Business Day which is at least two Business Days prior to the requested funding date. Each Notice of Borrowing must specify: (a) the requested funding date of the Revolving Advance (which must be a Business Day); (b) the purpose of the requested Revolving Advance and (c) the aggregate amount of the requested

Revolving Advance. Each Notice of Borrowing will be accompanied by such reports or documents as may reasonably be requested by the Administrative Agent. Each borrowing will be in an aggregate amount not less than $100,000 and increments of $50,000 in excess thereof. The Administrative Agent will, within 24 hours receipt thereof, furnish the Revolving Credit Banks with a copy of each Notice of Borrowing.

                                        2.2.2.2.  REVOLVING ADVANCES.  Subject
to the terms and conditions of this Agreement the Revolving Credit Banks will each make their ratable share of such funds requested in the Notice of Borrowing available to the Administrative Agent on the funding date, by wire transfer no later than 11:00 a.m. (Philadelphia time), and the Administrative Agent will credit all funds so received by it to KRUG's corporate account maintained by the Administrative Agent on the Funding Date.

                                        2.2.2.3.  FAILURE TO FUND.  The failure
of any Revolving Credit Bank to make timely the Revolving Advance to be made by it as part of any borrowing will not relieve it or any other Revolving Credit Bank of its obligation, if any, hereunder to make its Revolving Advance. However, no Revolving Credit Bank (nor the Administrative Agent) will be responsible for the failure of any other Revolving Credit Bank to make a Revolving Advance requested of such other Revolving Credit Bank.

              2.3.        INTEREST, PAYMENTS, COMPUTATIONS, FEES AND
COLLECTIONS.

                          2.3.1.         INTEREST.  Unless an Event of Default
has occurred and is continuing, the Borrowers shall pay interest on the unpaid principal amount of all Obligations of the Borrowers to the Lenders pursuant to this Agreement from the respective dates on which such loans or Revolving Advances are made, or Obligations incurred, until such principal amounts have been repaid in full at a fluctuating annual rate equal to the Prime Rate plus:
(a) two percent (2%) when interest is being computed for any days when the aggregate unpaid principal balance of all Obligations of the Borrowers to the Lenders is $10,000,000 or more and (b) one and one-half percent (1 1/2%) at such time as (i) the aggregate unpaid principal balance of all Obligations of the Borrowers to the Lenders and (ii) the aggregate of all Revolving Commitments is permanently less than $10,000,000. The Prime Rate means the rate of interest established and so designated by PNB from time to time, as its prime rate (which may not necessarily be the lowest rate of interest offered by PNB) with changes therein effective immediately upon changes in said Prime Rate.

                          2.3.2.         INTEREST PAYMENT DATES.  All interest
accrued will be payable by the Borrowers in arrears (a) on December 1, 1991 and on the first Business Day of each succeeding calendar month thereafter and (b) upon the Termination Date.

                          2.3.3.         DEFAULT RATE.  Effective immediately
upon any Event of Default and for so long thereafter as such Event of Default shall be continuing, both before and after the entry of judgment and/or both before and after the commencement of a bankruptcy proceeding of any Borrower, the principal balance of all Obligations then outstanding, and to the extent permitted by applicable law, any interest payments on the Obligations not paid when due, shall bear interest at the Default Rate which is equal to four percent (4%) per annum plus the Prime Rate in effect from time to time.

                          2.3.4.         COMPUTATIONS.  All computations of
interest and of fees will be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate hereunder will be conclusive and binding for all purposes, absent manifest error. Whenever any payment to be made by the Borrowers hereunder or under the Notes will be stated to be due on a day other than a Business Day, such payment will be made on the next succeeding Business Day, and such extension of time will in such case be included in the computation of payment of interest or fees, as the case may be.

                          2.3.5.         FACILITY FEES.  The Borrowers shall
pay the Administrative Agent, on behalf of the Revolving Credit Banks, a fee in the amount of $30,000 per year as compensation to the Revolving Credit Banks for extending the Revolving Commitment. This fee shall be payable in the amount of $7,500 quarterly in advance (a) upon execution of this Agreement (covering the time period from the date of execution of this Agreement until the day before the first Business Day of the following fiscal quarter),

(b) on the first Business Day of the first fiscal quarter after the execution of this Agreement and (c) on the first Business Day of each fiscal quarter thereafter. The fees payable under this Section 2.3.5 are called the "Facility Fees". The Facility Fees shall be earned by the Revolving Credit Banks in accordance with their respective Commitment Percentage as set forth opposite such Revolving Credit Bank's name in Exhibit B. The Facility Fees will terminate upon the first Business Day of the first quarter after (i) the repayment of all amounts owed to the Revolving Credit Banks pursuant to the Revolving Credit Note and (ii) the termination of each Revolving Credit Bank's Revolving Commitment.

                          2.3.6.         PAYMENTS.  The Borrowers will make
each payment to the Administrative Agent hereunder and under the Notes, as the case may be, not later than 11:00 a.m. (Philadelphia time) on the day when due by deposit to the Borrower's corporate account with the Administrative Agent in same day funds. Amounts received by the Administrative Agent after 11:00 a.m. (Philadelphia time) on any Business Day will be deemed to have been received on the next Business Day. The Administrative Agent will distribute to each Lender, its share, if any, of each payment received by the Administrative Agent no later than 3:00 p.m. (Philadelphia time) on the day after receipt of such payment from the Borrowers.

                          2.3.7.         CHARGE TO ACCOUNTS.  The Borrowers
hereby authorize the Administrative Agent to charge any of the Obligations due from time to time against any of the Borrowers' accounts with any of the Lenders.

              2.4. TAXES AND LEVIES. Any and all payments by the Borrowers hereunder or under the Security Documents will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto. The Borrowers agree to pay any present or future stamp, recording or documentary taxes or similar levies which arise from any payment made hereunder or under the Security Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Security Documents.

              2.5.        PAYMENT OF THE TERM LOANS.

                          2.5.1.         MANDATORY PAYMENTS.  The Borrowers
shall make all of the following mandatory payments of the Term Loans in the following amounts and at the following times: (a) $1,000,000 upon the date of execution of this Agreement; (b) immediately upon receipt thereof, all Noncompetition Proceeds; (c) $500,000 on June 30, 1992; (d) $500,000 on June 30, 1993; (e) no later than four (4) months following each fiscal year, fifty percent (50%) of the Excess Cash Flow for the immediately preceding fiscal year; (f) all of the Net Mortgage Proceeds; and (g) $1,000,000 on January 31, 1994 provided, however, that the payment from the Borrowers to the Lenders required under Section 2.5.1(g) of this Agreement will be reduced by all amounts, up to $1,000,000, received by the Lenders on or before January 31, 1994 by way of (i) Net Mortgage Proceeds (as hereinafter defined) and (ii) payments made pursuant to Section 2.5.1(e) of this Agreement. All payments from Noncompetition Proceeds in accordance with sub-section (b) of this Section
2.5.1 and Excess Cash Flow in accordance with sub-section (e) of this Section
2.5.1 shall be applied to the net principal balance due under the Term Loans at maturity and shall not, except as provided in clause (ii) after subsection (g) of this Section 2.5.1, postpone the due date of any other payment under the Term Loans. "Net Mortgage Proceeds" means all of the net proceeds obtained from the sale of KRUG's real property in Dayton, Ohio, which is subject to the first mortgage of Gem City Savings Association described in Section 1.48.5, and on which the Lenders will be granted the Second Mortgage pursuant to, inter alia, Section 3.3 of this Agreement, after payment of the first mortgage and any customary taxes, commissions or charges, and reduced by Income Taxes on Sale. "Income Taxes on Sale" means the excess, if any, of the estimated federal and state income tax liability of KRUG for the fiscal year in which the sale occurs over the estimated payment of federal and state income tax liability which KRUG would have had for the same year if the sale had not occurred, in each case as reasonably determined by Deloitte & Touche, or other independent certified public accountants acceptable to the Borrowers and the Lenders.

                          2.5.2.         PREPAYMENTS.  The Borrowers can prepay
the Term Loans at any time without penalty in increments of $100,000. All prepayments shall reduce permanently the Term Loans and shall be applied to the principal installments payable under Section 2.5.1 hereof in the inverse order of their maturities.

     3. COLLATERAL. The Collateral for the repayment of the Obligations, which Collateral will be released promptly after all Obligations are repaid to the Lenders, will include the following pursuant to the following Security
Documents:

              3.1. Guarantees by the Guarantors pursuant to one or more Guarantees in the form attached as Exhibits E-1 through E-3, which Guarantees will be secured by a first lien on all of the Guarantors' assets which will include, but not be limited to, Inventory, Receivables, Government Contracts, Equipment and General Intangibles pursuant to Security Agreements in the form of the attached Exhibits F-1 through F-3.

              3.2. A first lien on all of each Borrower's assets which will include, but not be limited to, Inventory, Receivables, Government Contracts (including assignments thereof), Equipment and General Intangibles pursuant to Security Agreements in the form of the attached Exhibits G-1 through G-3. Notwithstanding anything contained herein or the Security Documents to the contrary, the Collateral does not include a pledge of the capital stock of KRUG International (U.K.) Ltd.

              3.3. A second mortgage on real property of KRUG in Dayton, Ohio (subject, only, to the first mortgage of Gem City Savings Association described in Section 1.48.5), and an assignment of rents and leases and a lien on fixtures and personal property on such real property pursuant to an Open-End Mortgage, Assignment of Rents and Leases and Security Agreement in the form of the attached Exhibit H (the "Second Mortgage"). Notwithstanding the first sentence of Section 3, the Second Mortgage will be released before the Obligations are repaid to the Lenders upon (a) a bona fide sale for all cash, to a party unrelated to the Borrowers, at fair market value, of the property which is subject to the Second Mortgage, and (b) payment to the Lenders of the Net Mortgage Proceeds (as defined in Section 2.5.1).

     4. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to extend the Credit Facilities herein contemplated, the Borrowers hereby jointly and severally represent and warrant as follows:

              4.1. ORGANIZATION. Each of the Borrowers and Guarantors is a corporation duly organized and in good standing under the laws of the state in which it is incorporated, and each is duly qualified in all jurisdictions where required by the conduct of its business or ownership of its assets and has the power and authority to own and operate its assets and to conduct its business as is now done.

              4.2. RECENT ADVERSE CHANGES. Except as disclosed on the Disclosure Schedule, since March 31, 1991, none of the Borrowers or Subsidiaries have suffered any damage, destruction or loss which has adversely affected its business or assets and no event or condition of any character has occurred which has materially and adversely affected its assets, liabilities, business or financial condition, and neither the Borrowers nor any of their officers have any knowledge of any event or condition which may adversely affect the assets, liabilities, business or financial condition of any of the Borrowers or their Subsidiaries.

              4.3. TITLE. Except as disclosed on the Disclosure Schedule and assets disposed of in the ordinary course of business since March 31, 1991, the Borrowers and their Subsidiaries have good and marketable title to the assets reflected on their respective balance sheets or notes thereon in their annual audited financial statements as of March 31, 1991 free and clear from all liens and encumbrances except for (a) current taxes and assessments not yet due and payable, (b) liens and encumbrances, if any, reflected or noted on said balance sheets or notes and (c) Permitted Liens.

              4.4. LITIGATION, ETC. Except as disclosed on the Disclosure Schedule, as of the date hereof there are no material actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Borrowers or their officers, threatened against any of the Borrowers or their Subsidiaries which could result in an adverse change in the financial condition, business or assets of any of the Borrowers or their Subsidiaries and there is no basis known to the Borrowers or their officers for any such actions, suits, proceedings or investigations.

              4.5. TAXES. Each of the Borrowers and their Subsidiaries has filed all tax returns and reports required to be filed before the date of this Agreement and has paid all taxes, assessments and charges imposed upon it or its property, or which it is required to withhold and pay over, to the extent that they were required to be paid before the date of this Agreement.

              4.6. AUTHORITY. The Borrowers and the Guarantors have full corporate power and authority to enter into the transactions provided for in this Agreement and have been duly authorized to do so by appropriate action of their respective boards of directors. This Agreement, the Revolving Credit Notes, the Term Loan Notes and the Security Documents, when executed and delivered by the Borrowers and the Guarantors, as applicable, will constitute the legal, valid and binding obligations of the Borrowers and the Guarantors, as applicable, enforceable in accordance with their respective terms.

              4.7. OTHER DEFAULTS. Except as disclosed on the Disclosure Schedule, there does not now exist any default or violation by any of the Borrowers or Guarantors of or under any of the terms, conditions or obligations of: (a) its respective Articles of Incorporation or By-Laws/Regulations; (b) any indenture, or deed of trust or mortgage, (c) any material franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound, the breach of which would have a material and adverse impact on its financial condition, business or assets; (d) any agreement or instrument evidencing debt to which it is a party or by which it is bound; or (e) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law or by any Governmental Authority, court or agency; and the consummation of this Agreement and of the transactions set forth herein will not result in any such default or violation.

              4.8. ERISA. Each Plan maintained for employees of the Borrowers and Subsidiaries and covered by Title IV of ERISA is in good standing. No Reportable Event or failure of compliance with the Code has occurred and is continuing with respect to any Plan.

              4.9. REGULATION U. No part of the Revolving Advances will be used to purchase or carry any Margin Stock (as defined in Reg. U, 12 Code of Federal Regulations 221).

              4.10. EXHIBITS AND DISCLOSURE SCHEDULE. The information contained in the Exhibits attached hereto and in the

Disclosure Schedule is complete and correct in all material respects.

              4.11.       ENVIRONMENTAL MATTERS.

                          4.11.1.        Except as disclosed on the Disclosure
Schedule, to the best of the Borrowers' knowledge, there have been no material claims, notices, orders or directives on environmental grounds made or delivered to, pending or served on any of the Borrowers, Guarantors or their respective agents.

                          4.11.2.        Except as disclosed on the Disclosure
Schedule, to the best of the Borrowers' knowledge, there have not been, are not now and as of the date of the execution of this Agreement, there will be no solid waste, hazardous waste, hazardous substances, toxic substances, toxic chemicals, pollutants or contaminants, underground storage tanks, purposeful dumps, wastes or pollutants, nor any accidental spills of such in, on or about any of the assets of any Borrower or Guarantor, real or personal, owned or leased, and to the best of the Borrowers' knowledge, no solid waste, hazardous waste, hazardous substances, pollutants, contaminants, wastes or toxic substance have ever been stored on any real property owned or leased either by any Borrower or Guarantor or by its lessees, licensees, invitees or predecessors, except, in each case, those for which appropriate regulatory permits have been obtained and those which are present in quantities for which permits are not required under any applicable local, state or federal law, rule or regulation.

                          4.11.3.        Except as disclosed on the Disclosure
Schedule, to the best of the Borrowers' knowledge, there has been no, is not now and as of the closing date, there will be no filtering into ground water or transmission by seepage or other draining or transfer any solid waste, hazardous substances, hazardous waste, pollutants or contaminants, or toxic substances which have affected, is now affecting or as of the Closing Date will affect any of the real property owned or leased by any Borrower or Guarantor or any sites adjoining such property.

                          4.11.4.        To the best of the Borrowers'
knowledge, each of the Borrowers and Guarantors has obtained all necessary approvals or satisfactory clearances for use of its assets from all Governmental Authorities, utility companies, or development-related entities, in regard to the use of its assets, the discharge of chemicals, liquids and emissions, if any, and other chemicals into the atmosphere, ground water or surface water, from its operations.

              4.12. AFFIRMATION. There are no claims, offsets, counterclaims or defenses against this Agreement, the Term Loans, the Revolving Advances, the Old Loan Agreements, the Letter of Credit Agreements or any of the Obligations.

     5. AFFIRMATIVE COVENANTS. The Borrowers jointly and severally agree that from the date of execution of this Agreement until all Obligations to the Lenders have been fully paid and this Agreement terminated each of the Borrowers will, and as to Sections 5.1 and 5.7 through 5.10 will cause each of the Guarantors to:

              5.1. BOOKS AND RECORDS. Maintain, and cause each of its Subsidiaries to maintain, proper books of account and other records and enter therein complete and accurate entries and records of all of its transactions in accordance with generally accepted accounting principles and give representatives of the Lenders access to the books, records and premises of the Borrowers and the Guarantors at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records, and to audit the Collateral, and provide such other information as the Lenders may from time to time reasonably request. Notwithstanding anything contained herein to the contrary, the Borrowers do not have to make available to the Lenders, except in accordance with applicable regulations, any information, records or documents which are classified by the United States Department of Defense.

              5.2. MONTHLY STATEMENTS. Furnish the Lenders within 45 days after the end of each calendar month, consolidating financial statements of KRUG and its Domestic Subsidiaries which financial statements shall be (a) in reasonable detail and in form reasonably satisfactory to the Lenders, (b) certified by a Responsible Officer of KRUG that such statements are true and correct to the best of his/her knowledge, and prepared (c) with the investments in Subsidiaries carried at the lower of cost or market on consolidating balance sheets, and (d) in all other respects substantially in accordance with generally accepted accounting principles applied on a basis consistent with the preceding month's statements, if any.

              5.3. QUARTERLY CASH FLOW PROJECTIONS. Furnish the Lenders, within 45 days after the end of each fiscal quarter of the first three fiscal quarters of each year, with Cash Flow Projections of KRUG and its Domestic Subsidiaries for the remainder of the existing fiscal year (which projections will not be used in determining Excess Cash Flow for that year).

              5.4. QUARTERLY STATEMENTS. Furnish the Lenders, within 45 days after the end of each fiscal quarter of the first three fiscal quarters of each year, with copies of consolidated financial statements including consolidating information of KRUG and its Subsidiaries (with the investment in Subsidiaries carried at the lower of cost or market) for that quarter. These statements will include a balance sheet statement of operations, statement of cash flows and a consolidated statement of shareholders' equity. These financial statements will: (a) be in reasonable detail and in form reasonably satisfactory to the Lenders; (b) be certified by a Responsible Officer of KRUG that such statements are true and correct to the best of his/her knowledge; (c) be prepared with the investments in Subsidiaries carried at cost on consolidating balance sheets, and (d) in all other respects be substantially in accordance with generally accepted accounting principles applied on a basis consistent with the preceding quarter's statements, if any. Included with the statements will be a certificate setting forth computations in reasonable detail and satisfactory to the Lenders that demonstrate compliance with Sections 6.4 and 6.5 hereof and also stating that to the best of such officer's knowledge, at the end of and during such period, the Borrowers have observed or performed or satisfied all agreements, orders, decrees or other requirements applicable to or imposed upon it by any state department or agency regulating its government contracting activities, except as specified in such certificate. Such certificates will be in the form of the attached Exhibit I.

              5.5. ANNUAL STATEMENTS. Furnish the Lenders within 90 days after the end of each fiscal year with copies of annual audited financial statements, including consolidating information of KRUG and its Subsidiaries (with the investment in Subsidiaries carried at the lower of cost or market). These statements will include a balance sheet, statement of operations, statement of cash flows and a consolidated statement of shareholders' equity. These consolidated and consolidating financial statements will be accompanied by a report of Deloitte & Touche or an independent certified public accountant acceptable to the Borrowers and Lenders. Such report (a) shall be based on the performance of an audit made in accordance with generally accepted auditing standards and (b) shall report on consistency of application of accounting principles as may be required by standards promulgated by the American Institute of Certified Public Accountants. The report of the independent certified public accountants shall be substantially in the form as shown in Exhibit Q and altered appropriately to reflect the facts encountered at the time of the audit. Concurrently with the delivery of the foregoing financial statements, a Responsible Officer of each Borrower will deliver to the Lenders a certificate with respect to such annual statements in the form required by Section 5.4 (Exhibit I), above.

              5.6. ANNUAL CASH FLOW PROJECTIONS. Furnish the Lenders within 90 days after the commencement of each fiscal year with Cash Flow Projections of KRUG and its Domestic Subsidiaries for that fiscal year (which projections will be used in determining Excess Cash Flow for that year).

              5.7. TAXES. Pay and discharge when due all tax indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon it, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which the Borrowers have set aside adequate reserves or made other adequate provision with respect thereto.

              5.8. COMPLIANCE WITH LAWS. Comply in all material respects with all laws and regulations applicable to it and to the operation of their business, including without limitation those relating to environmental, insurance and health matters, and do all things necessary to maintain, renew and keep in full force and effect their corporate existence and all rights, permits and franchises necessary to enable it to continue its business.

              5.9. ENVIRONMENTAL AUDIT AND OTHER ENVIRONMENTAL INFORMATION. (a) Immediately notify the Lenders of any material violation, of which any Borrower or Responsible Officer has direct or indirect knowledge, of any rule, regulation, statute, ordinance, or law relating to public health or the environment; and (b) Within ninety (90) days of the execution of this Agreement, provide the Lenders, at the Borrowers' expense, with a written Phase I Environmental Site Assessment, on KRUG's real property located at Dayton, Ohio (which property is commonly referred to as the "Colonel Glen" property and is also the same property subject to the mortgage of Gem City Savings Association described in Section 1.48.5 of this Agreement). The Phase I Environmental Site Assessment will be conducted by an independent engineering firm acceptable to the Administrative Agent and will indicate (i) whether the property contains any hazardous substances, hazardous wastes, pollutants, contaminants or underground storage tanks and (ii) whether the property is in compliance with all environmental laws, rules, regulations and requirements.

              5.10. BUSINESS NAMES AND LOCATIONS. (a) Immediately notify the Lenders of any change in the name under which any Borrower or Guarantor conducts its business. (b) Keep and maintain all of the Collateral only at the addresses listed in the Disclosure Schedule and keep the principal place of business and chief executive office of each Borrower and Guarantor at the addresses specified in the Disclosure Schedule unless, prior to any Borrower maintaining any (i) Collateral; (ii) principal place of business or (iii) chief executive office at any address not listed in the Disclosure Schedule, the Borrowers shall provide the Administrative Agent with all documents, certificates, instruments, agreements, statements, etc., executed by the Borrowers and in recordable form if necessary, in order for the Lenders and the Administrative Agent to obtain or maintain and continue their first priority perfected security interest in all Collateral. (c) The Borrowers will notify the Lenders immediately upon their intent to open or close any place from which any Borrower or Guarantor conducts business.

              5.11. ACCOUNTS. So long as any of the Credit Facilities are in effect, the Lenders, or any of them, will remain the primary bank(s) of account of the Borrowers and the Guarantors.

              5.12. EXPENSE REIMBURSEMENT. Within ten (10) days of the rendering of an invoice by the Administrative Agent, reimburse the Administrative Agent for (a) all Attorney's Fees incurred by the Administrative Agent (b) all Other Attorneys' Fees; and (c) all audit fees, costs and expenses that are incurred in connection with the transactions contemplated in this Agreement.

              5.13. ERISA COMPLIANCE. (a) Comply in all material respects with the applicable provisions of ERISA and (b) Furnish to the Lenders as soon as possible, and in any event within 30 days after any request by any Lender (i) a statement from any Responsible Officer of any of the respective Borrowers indicating whether said Borrower continues to be in compliance with the applicable provisions of ERISA and (ii) any other information (including, without limitation, copies of any writings, documents, etc.) requested by the Lenders with regard to ERISA compliance or lack thereof.

              5.14. NONCOMPETITION PROCEEDS. Immediately pay to Lenders all Noncompetition Proceeds paid to KRUG pursuant to the terms of the Noncompetition Agreement, such payment to be treated as a mandatory payment as provided in Section 2.5.1(b).

              5.15. INSURANCE. Maintain insurance with responsible and reputable insurance companies reasonably acceptable to the Lenders in at least such amounts and covering at least such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrowers operate or own such properties. Such insurance policies shall include a provision precluding their cancellation prior to thirty (30) days prior written notice to the Lenders. The Borrowers shall furnish to the Lenders, within 15 days of any request, such evidence of insurance as the Lenders may reasonably request.

              5.16. GOVERNMENT CONTRACTS. (a) Immediately notify the Lenders if any Borrowers' accounts (as the term "account" is defined by Section 9106 of the Uniform Commercial Code as adopted in the Commonwealth of Pennsylvania) in excess of $100,000 arise out of contracts with the United States or any department, agency or instrumentality thereof ("Government Contracts") and (b) Furnish the Lenders with copies of each such Government Contract and execute and deliver any instruments and take any steps required by the Lenders in order that all moneys due and to become due under any such Government Contract shall be assigned to the

Lenders and notice given under the Federal Assignment of Claims Act (including executing and delivering to the Administrative Agent Assignments in the form of Exhibit N attached hereto).

              5.17. DELIVERY OF OTHER DOCUMENTS; FURTHER ASSURANCES. Execute, acknowledge and deliver to the Administrative Agent such further assignments, agreements, security agreements, financing statements, continuation statements, and such other documents, instruments and agreements as may be necessary or desirable, in the opinion of the Administrative Agent or its counsel, to perfect the security interests in the Collateral or to prevent the impairment of any rights of the Lenders or the Administrative Agent hereunder or under any document or instrument related hereto including the Guarantees and/or the Security Documents.

              5.18.       NOTICES OF EVENT OF DEFAULT, ETC..   In the event
that any of the Borrowers shall have acquired actual knowledge of any Event of Default, or of any event that with notice or lapse of time or both would, if unremedied, constitute an Event of Default, the Borrowers shall immediately give notice thereof to the Administrative Agent.

              5.19.       QUARTERLY COMPLIANCE CERTIFICATES.   Furnish the
Lenders, within 45 days after the end of each fiscal quarter of the first three fiscal quarters of each year and within 90 days of the fourth fiscal quarter of each year, with a certificate from a Responsible Officer in the form of Exhibit I which either (a) sets forth that the Borrowers were in compliance, as of the end of the applicable fiscal quarter, with all terms, conditions and covenants of this Agreement or (b) identifies all specific terms, conditions and/or covenants of this Agreement in which the Borrowers are not in compliance.

              5.20. RENEGOTIATE THE CARRIER NOTE. On or before March 31, 1992, renegotiate the terms of the Carrier Note so that the principal installment of Three Hundred Thousand Dollars ($300,000) presently due on December 21, 1993 does not become due and payable until after August 30, 1994.

     6. NEGATIVE COVENANTS. The Borrowers jointly and severally covenant and agree that from the date of execution of this Agreement until all of the Obligations have been fully paid and this Agreement terminated no Borrower or Guarantor will without the prior written consent of the Majority Lenders:

              6.1. DEBT. Incur any Indebtedness other than: (a) the Credit Facilities; (b) the existing Indebtedness described in the Disclosure Schedule; (c) open account obligations incurred in the ordinary course of business; (d) rental and lease payments as described in Section 6.11; (e) the Subordinated Debt; (f) insurance premium financing with respect to insurance required by Section 5.15 of this Agreement; (g) subordinated debt provided that such debt is subordinated in amount, repayment and in all other respects in form and substance satisfactory to the Majority Lenders (for the purposes hereof, debt will be considered subordinated in form satisfactory to the Majority Lenders if the borrower(s) of such debt enters into a Subordination Agreement with the creditor of such debt in the form of Exhibit M attached hereto); (h) normal and reasonable expense accruals in the ordinary course of business and (i) any future amounts owed Central Trust pursuant to the Letter of Credit Agreements.

              6.2. LIENS. Incur, create, assume, become or be liable in any way, or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, now or hereafter owned, other than Permitted Liens.

              6.3. CONTINGENCIES. Fail to comply with Sections 6.4 and 6.5, as modified by this Section 6.3. Notwithstanding anything to the contrary in the definitions or otherwise in this Agreement, if KRUG furnishes the Lenders with whatever documentation the Administrative Agent reasonably requires, then in determining compliance with Section 6.4 and 6.5, calculation of Tangible Net Worth, Current Assets and Current Liabilities will be adjusted, in amounts not in excess of those indicated for the respective categories as specified hereinbelow, to eliminate any accounting entries causing any decrease in Tangible Net Worth, any decrease in Current Assets and/or any increase in Current Liabilities resulting from or arising out of any of the following:

                          6.3.1.  Resolution and/or settlement, and efforts in
furtherance thereof, of disputes arising out of the contingency described at
Item 13(a)(1) of the Disclosure Schedule. The maximum cumulative adjustment resulting from such contingency shall be $2,740,000.

                          6.3.2.  Future recognition of additional losses
arising out of the contingency described at Item 13(a)(2) of the Disclosure Schedule. The maximum cumulative adjustment resulting from such future losses shall be $700,000.

                          6.3.3.  Resolution and/or settlement, and efforts in
furtherance thereof, of the contingency described in Item 13(a)(3) of the Disclosure Schedule. The maximum cumulative adjustment resulting from such contingency shall be $500,000.

              6.4. NET WORTH. Permit Tangible Net Worth of KRUG and its Domestic Subsidiaries (modified as provided in Section 6.3, if applicable) to be less than negative $4,850,000 at any time. In determining compliance with this Section, Tangible Net Worth, as defined in Section 1.69 and modified by
Section 6.3, if applicable, will be further modified as follows: (a) amounts owed by KRUG to KRUG International (U.K.) Ltd. and its Subsidiaries will be added and (b) KRUG's investment in KRUG International (U.K.) Ltd. and its Subsidiaries will be subtracted. The minimum consolidated Tangible Net Worth requirement for KRUG and its Domestic Subsidiaries (negative $4,850,000) will be increased ninety (90) days after the end of each fiscal year of KRUG, effective as of the prior fiscal year end, by (i) twenty percent (20%) (i.e., for a total of seventy percent (70%)) until such time as the Tangible Net Worth requirement increases to negative $4,600,000 and (ii) fifty percent (50%) thereafter of the earnings of KRUG and its Domestic Subsidiaries (excluding earnings of KRUG International (U.K.) Ltd. and its Subsidiaries) for that fiscal year, adjusted as follows: any interest expense for that fiscal year due KRUG International (U.K.) Ltd. from KRUG on KRUG's indebtedness to KRUG International (U.K.) Ltd., as accrued at the end of each fiscal year of KRUG, determined on an after-tax basis, will be added to the earnings of KRUG.

              6.5. CURRENT RATIO. Permit the ratio of consolidated Current Assets of KRUG and its Domestic Subsidiaries to consolidated Current Liabilities of KRUG and its Domestic Subsidiaries (in each case modified as provided in Section 6.3, if applicable) to be less than 1.5 to 1 at any time.

              6.6. REDEMPTIONS. Purchase, retire, redeem or otherwise acquire for value, directly or indirectly, any shares of its capital stock now or hereafter outstanding.

              6.7. DIVIDENDS. Declare or pay dividends of any kind on any shares of capital stock now or hereafter outstanding or make any other distribution of cash or property to its shareholders other than: (a) cash dividends to KRUG from its Subsidiaries (b) stock dividends to shareholders of KRUG and (c) cash dividends in lieu of fractional share stock dividends to shareholders of KRUG provided that such cash dividends shall not exceed, in the aggregate, $20,000 per fiscal year.

              6.8. INVESTMENTS. Except as disclosed on the Disclosure Schedule, purchase or hold beneficially any stock, other securities or evidences of indebtedness of, or make any investment or acquire any interest whatsoever in, any other Person, firm or corporation other than short term investments of excess working capital invested in one or more of the following:
(a) investments (of one year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (b) investments (of one year or less) in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, provided that such banks or trust companies: (i) are insured by the Federal Deposit Insurance Corporation; (ii) have capital in excess of $250,000,000 and (iii) are Lenders. Notwithstanding anything to the contrary contained in this Section 6.8, the Borrowers (a) may maintain any investment in any Subsidiary which investment
(i) exists at the date of execution of this Agreement and (ii) is disclosed on the Disclosure Schedule executed and delivered in accordance with the terms of this Agreement or (b) may make advances in accordance with Section 6.10.

              6.9. MERGER, ACQUISITION OR SALE OF ASSETS. Merge or consolidate with or into any other entity or acquire all or substantially all the assets of any Person, firm, partnership, joint venture or corporation, or sell, lease or otherwise dispose of any of its assets (or permit any Domestic Subsidiary to sell, lease or otherwise dispose of its assets) except for (a) dispositions of Inventory in the ordinary course of business or (b) sales or other dispositions for consideration of fixed assets with an aggregate market value for the Borrowers and Domestic Subsidiaries as a group not in excess of $50,000 in any fiscal year.

              6.10. ADVANCES AND LOANS. Lend money, give credit, contribute capital or make advances to any Person, including, without limitation, officers, directors, employees or Affiliates of any Borrower, other than (a) advances needed in the ordinary course of business not to exceed $25,000 per employee or $200,000 in the aggregate when cumulated with all other such employee advances by the Borrowers and/or Guarantors and other reasonable and ordinary advances to cover reasonable expenses of employees, such as travel expenses and (b) advances or capital contributions by the Borrowers to the Guarantors or any other Borrower to the extent reasonably necessary to fund reasonable business expenses of the Guarantors or other Borrowers (other than those described in Section 6.10(a), above) incurred by such Guarantors or other Borrowers in the ordinary course of their respective businesses as now conducted.

              6.11.  CAPITAL EXPENDITURES AND LEASES.   Make any capital
expenditures or acquisitions, including lease expenditures, which, when calculated in accordance with generally accepted accounting principles, consistently applied, and added to all other capital expenditures, acquisitions and annual lease payments of the Borrowers and Domestic Subsidiaries, or any of them, would exceed in the aggregate during any fiscal year during the term of this Credit Agreement and any extensions and renewals thereof the amounts set forth below:

                     Fiscal Year         Maximum Expenditures
                     -----------         --------------------
                        1992                $2.2 million
                        1993                 2.6 million
                        1994                 3.0 million
                     Each Fiscal
                     Year after 1994         3.2 million

              6.12.       TRANSFER OF COLLATERAL.   Transfer, or permit the
transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that a Borrower may transfer Collateral or the books and records related thereto to another location if such Borrower has: (a) provided to the Lenders prior to such transfer an opinion addressed to the Lenders in the form and substance and written by counsel acceptable to the Majority Lenders to the effect that the Lenders' perfected security interest in the Collateral will (i) not be affected by such move or, (ii) if it will be affected, setting forth the steps necessary to continue the Lenders' perfected security interest together with the commencement and completion of such steps by the Borrower at its sole expense and (b) otherwise complied, in all respects, with Section 5.10 of this Agreement.

              6.13.       PAYMENTS TO SHAREHOLDERS AND AFFILIATES.  Except for
(a) payments permitted by Sections 6.8 and 6.10 and (b) reasonable and customary compensation as reasonably determined by KRUG's compensation committee, make any payment or distribution (including, without limitation, debt repayment, payment for goods or services, or otherwise) to its shareholders or to any Affiliate or any Person related to its shareholders without the prior written consent of the Majority Lenders. Notwithstanding anything to the contrary provided in this Section 6.13 or in Section 6.14, the Borrowers may make payment for goods or services (including legal services) obtained in the ordinary course of business for normal commercial transactions and KRUG may use noncash dividends from KRUG International (U.K.) Ltd. and the U.K. Inland Revenue advance corporation tax ("ACT") refund to repay in accordance with its terms, a loan existing at the Closing Date from KRUG International (U.K.) Ltd.

              6.14. TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, transfer, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is otherwise permitted under this Agreement, is in the ordinary course of such Borrower's or Guarantor's business and is on fair and reasonable terms no less favorable to such Borrower or Guarantor than it would obtain in a comparable arm's length transaction with a non-Affiliate.

              6.15. SUBORDINATED DEBT. Make any payment on any Subordinated Debt; provided, however, that, (so long as no Default or Event of Default exists at the time of such payment or would exist after giving effect thereto), KRUG may pay the (a) regularly scheduled annual principal installments of $100,000 due under the terms of the Carrier Note on December 21, 1991; (b) the regularly scheduled semi-annual interest payments when due under the terms of the Carrier Note; (c) the regularly scheduled interest payment, when due under any subordinated debt permitted by Section 6.1(g) of this Agreement and (d) payments permitted by Section 6.13 of this Agreement.

     7.       EVENTS OF DEFAULT.

              7.1. Each of the following shall be an event of default ("Event of Default"):

                          7.1.1.         NOTES.  The non-payment of any
principal amount of any of the Notes or any borrowings when due, whether by acceleration or otherwise, or the non-payment of any other amount payable under this Agreement or of any interest upon any of the Notes or any borrowings within 5 days of when the same is due;

                          7.1.2.         LETTER OF CREDIT INTEREST AND
COMMISSION PAYMENTS. The non-payment of any interest or letter of credit commissions due Central Trust, within five days of when the same is due in accordance with the terms of that certain agreement of even date herewith between KRUG and Central Trust, a copy of which is attached hereto as Exhibit P.

                          7.1.3.         COVENANTS.  The default in the due
observance of any other affirmative covenant or agreement to be kept or performed by the Borrowers or any Guarantor under the terms of this Agreement or any of the Security Documents and the failure or inability of any of the Borrowers or any of the Guarantors to cure such default within 30 days of the occurrence thereof; provided that such 30-day grace period will not apply to:
(a) any default which in the Majority Lenders' good faith determination is incapable of cure, (b) any default that has previously occurred more than two
(2) times, (c) any default in any negative covenants, (d) any payment default,
(e) any failure to maintain insurance or (f) any failure to permit inspection of the Collateral or of the books and records of any of the Borrowers or Guarantors;

                          7.1.4.         REPRESENTATIONS AND WARRANTIES.  Any
representation or warranty made by the Borrowers or any Guarantor in this Agreement, in any of the Security Documents or in any report, certificate, opinion (including the Disclosure Schedule or any opinion of counsel to the Borrowers or the Guarantors), financial statement or other instrument furnished in connection with the Obligations is false or erroneous in any material respect or any material breach thereof has been committed;

                          7.1.5.         OBLIGATIONS.  Except as provided in
Sections 7.1.1, 7.1.2 and 7.1.3 above, the default by any of the Borrowers or Guarantors in the due observance of any other covenant or agreement to be kept or performed by any of the Borrowers or Guarantors under the terms of any of the Obligations to any Lender and the lapse of any applicable cure period provided in such obligations with respect to such default, or, if so defined therein, the occurrence of any Event of Default or Default (as such terms are defined in the Obligations) under any of such obligations;

                          7.1.6.         PROCEEDINGS AGAINST COLLATERAL.  The
commencement of any foreclosure proceedings, proceedings in aid of execution, attachment actions, levies against, or the filing by any taxing authority of a lien against any of the Collateral, except those liens being diligently contested in good faith which in the aggregate do not exceed $100,000;

                          7.1.7.         LOSS, THEFT OR SUBSTANTIAL DAMAGE TO
THE COLLATERAL. In addition to the rights of the Lenders to deal with proceeds of insurance as provided in the Security Documents, the loss, theft or substantial damage to Collateral if the result of such occurrence (singly or in the aggregate) is the failure or inability of any of the Borrowers or Guarantors to resume substantially normal operation of its business within 30 days of the date of such occurrence;

                          7.1.8.         JUDGMENTS.  The entry of: (a) any
final and unappealable judgment for the payment of money involving more than $100,000 against any Borrower or any Guarantor and the failure by such Borrower or Guarantor to discharge the same, or cause it to be discharged, within 10 days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or (b) any appealable judgment for the payment of money involving more than $100,000 against any Borrower or Guarantor and the failure of such Borrower or Guarantor to secure a stay of execution pending appeal of such judgment.

                          7.1.9.         BANKRUPTCY, ETC.  Any Borrower or any
Guarantor dissolves or is the subject of any dissolution, a winding up or liquidation, or any Borrower or Guarantor: (a) makes a general assignment for the benefit of creditors; (b) files a petition in bankruptcy, for a reorganization or an arrangement, or for a receiver, trustee or similar creditors' representative for the property or assets of any Borrower or Guarantor or any part thereof, or any other proceeding under any federal or state insolvency law, or any such petition is filed against any Borrower or Guarantor and either (i) is not contested by such Borrower or Guarantor or (ii) if contested, is not dismissed or discharged within 60 days after it was filed;

                          7.1.10.        REVOCATION.  The revocation or
asserted revocation or limitation in whole or in part of any Guarantee or Subordination Agreement;

                          7.1.11.        LOSS OF NASA CONTRACT.  The
cancellation, suspension or loss of more than 75% of the expected net revenues, for the twelve month period following the cancellation, suspension or loss of the NASA Contract unless the Borrowers demonstrate, to the satisfaction of the Majority Lenders, within thirty (30) days of the date any Borrower or any Responsible Officer becomes aware of such cancellation, suspension or loss, that such cancellation, suspension or loss will not prevent the Borrowers' from meeting all of their Obligations under this Agreement.

                          7.1.12.        OTHER INDEBTEDNESS.  A default with
respect to any Indebtedness in excess of $100,000 singly or in the aggregate of any Borrower or Guarantor (other than to a Lender pursuant to the Credit Facilities), if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to the stated maturity thereof, or if any Indebtedness in excess of $100,000 of any Borrower or Guarantor for borrowed money (other than to the Lenders pursuant to this Credit Agreement) is not paid when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise after the expiration of any applicable grace period. Notwithstanding anything contained in this Section 7.1.12 to the contrary, (a) any draw, call, demand for payment, etc. by Central Trust under the Letter of Credit Agreements will not be an Event of Default pursuant to this Section 7.1.12 and (b) KRUG's existing violations of an agreement with First Tennessee Bank ("First Tennessee Agreement"), which existing violations are set forth in a letter dated July 19, 1991 a copy of which is attached hereto as Exhibit O, will not be an Event of Default pursuant to this Section 7.1.12 provided that KRUG uses its best efforts to negotiate an amendment to the First Tennessee Agreement to amend the covenants causing the existing violations.


              7.2.        TERMINATION OF COMMITMENTS; ACCELERATION.   (a)  If
any Event of Default specified in Section 7.1.9 shall occur and be continuing, unless such Event of Default is waived as provided in Section 9.7, (i) the Revolving Commitment and the obligations of the Revolving Credit Banks to make Revolving Advances hereunder shall immediately terminate and (ii) the entire unpaid amount of the Notes, all interest accrued and unpaid thereon and all other amounts and Obligations payable hereunder shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrowers. (b) If any Lender is served with any writ, warrant, notice of levy or similar process for the purpose of attaching, garnishing, seizing or levying on any deposit or other property of any Borrower or Guarantor to satisfy or secure a claim of the party on whose behalf such process is served (the "process claim"), a portion of the principal amount of the Notes, the interest accrued and unpaid thereon and the other amounts and Obligations payable hereunder equal to an amount which is equal to the greater of (i) the aggregate amount (whether in the form of deposits or otherwise) then owed to the Borrowers and Guarantors against which the process claim is asserted by the Lender on which such process is served (the "offsettable amount") or (ii) the amount of the process claim (the greater of such amounts being hereinafter called the "accelerated amount") shall become and be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrowers, and the accelerated amount shall be deemed to have been immediately and automatically set off against the offsettable amount. (c) If any Event of Default (other than those specified in Section 7.1.9) shall occur and be continuing, the Administrative Agent (with the consent or at the request of the Majority Lenders) may, by notice to the Borrowers, (i) declare the Revolving Commitment to be terminated, whereupon the Revolving Commitment and the obligations of the Revolving Credit Banks to make Revolving Advances hereunder shall forthwith terminate, and

(ii) declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts and Obligations payable hereunder to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers. Notwithstanding anything to the contrary herein, if any Event of Default under
Section 7.1.2 shall occur and be continuing, Central Trust may, by notice to the Administrative Agent, require the Administrative Agent to declare the Revolving Commitment to be terminated, whereupon the Revolving Commitment and the obligations of the Revolving Credit Banks to make Revolving Advances hereunder shall forthwith terminate.

     8. CONDITIONS PRECEDENT. The Revolving Credit Banks' obligation to make the initial or any subsequent Revolving Advance pursuant to Section 2.2 of this Agreement is subject to the conditions that:

              8.1. NO DEFAULTS. There has not been a determination by the Majority Lenders, pursuant to Section 7.2(a), that the Revolving Credit Commitment is terminated.

              8.2. FEES. The Administrative Agent has received payment from the Borrowers of all Facility Fees, Attorneys Fees and Other Attorneys' Fees then due.

              8.3. REPAYMENT OF OLD LOAN AGREEMENTS. On the Closing Date, the Old Loan Agreements have been repaid in full (without any proceeds from Revolving Advances) and the Term Loans aggregate no more than $13,030,000.

              8.4. ACCURACY. The representations, affirmative covenants, negative covenants and warranties contained in this Agreement, the Disclosure Schedule, the Exhibits attached hereto and in the Security Documents are true as though made on and as of the day of any request for Revolving Advance and any borrowing.

              8.5. OPINION LETTER. On the Closing Date, the Lenders have received an opinion of counsel (or opinions of counsel) for the Borrowers and Guarantors in form and substance and from counsel acceptable to the Lenders.

              8.6. RESOLUTIONS. On the Closing Date, the Lenders have been furnished copies, certified by the respective secretary or assistant secretary of the Borrowers and Guarantors, of resolutions of the respective Boards of Directors of the Borrowers and Guarantors authorizing the execution of this Agreement, the Notes and the Security Documents.

              8.7.        INCUMBENCY CERTIFICATES.   On the Closing Date, the
Lenders have been furnished copies, certified in writing by the secretary or an assistant secretary of each of the Borrowers and the Guarantors, as to the names and signatures of the respective officers who are authorized to sign this Agreement and the Notes and the other documents, instruments or certificates to be executed and delivered pursuant hereto. The Administrative Agent and each Lender may conclusively rely on such certificate until it receives a further certificate by the secretary or an assistant secretary amending the prior certificate.

              8.8. CONSENTS. On the closing date, the Lenders shall have received copies of all consents which any Borrower or any Guarantor must obtain in connection with the transactions contemplated hereby.

              8.9. SUBORDINATION AGREEMENT OF KRUG INTERNATIONAL (U.K.) LTD. On the Closing Date, the Lenders shall have received the Subordination Agreement of KRUG International (U.K.) Ltd. which shall be substantially in the form of Exhibit R attached hereto.

              8.10. OTHER DOCUMENTS. On the Closing Date, the Lenders have received copies of all other documents, including the Notes, the Security Documents and the agreement between KRUG and Central Trust dated of even date herewith with respect to letters of credit (a copy of which is attached hereto as Exhibit P), which they may have reasonably required in connection with the transactions provided for in this Agreement.

     9.       GENERAL.

              9.1. POST-CLOSING EXPENSES. To the extent that the Administrative Agent incurs any costs or expenses in protecting or enforcing its rights (or any of the Lender's rights) in the Collateral or observing or performing any of the conditions or obligations of the Borrowers thereunder, including but not limited to reasonable Attorneys' Fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the date such costs or expenses are paid by the Administrative Agent.

              9.2. REPRESENTATIONS AND WARRANTIES TO SURVIVE. All representations, warranties, covenants and agreements made by the Borrowers herein and in the Security Documents will survive the execution and delivery of this Agreement, the Security Documents and the issuance of the Notes.

              9.3. ENVIRONMENTAL INDEMNIFICATION. The Borrowers assume any liability or obligation of, or claims asserted against the Lenders for loss, damage, fines, penalties, claims or duty to clean-up or dispose of wastes or materials on or relating to any of its assets, real or personal, owned or leased, regardless of any inspections of such assets made by the Lenders prior to the consummation of this transaction or as a result of any conveyance of title to the Lenders by foreclosure, deed in lieu of foreclosure, or otherwise. Each of the Borrowers agrees to remain fully liable and will indemnify and hold harmless the Lenders from any costs, expenses, clean-up costs, waste disposal costs, litigation costs, fines, penalties, including without limitation those costs, expenses, penalties and fines within the meaning of CERCLA, and other related liabilities.

              9.4. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision of this Agreement or any of the Security Documents shall be effective unless the same shall be in writing and signed by all of the Lenders, except as provided in Section 9.7 hereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

              9.5. NOTICES. All notices, demands, requests, consents or approvals required hereunder will be in writing (including telegraphic, telex, facsimile or cable communication) and mailed (by certified or registered mail through the United

States Postal Service or by overnight delivery through an internationally recognized overnight courier service), telegraphed, telexed, transmitted, cabled or delivered to such party at the address set forth below (or at such other address as such party may specify to the other party in writing). All such notices and communications will, when mailed, telegraphed, telexed, transmitted or cabled, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

     To the Borrowers:                 KRUG International Corp.
                                       6 Gem Plaza, Suite 500
                                       Dayton, Ohio  45402
                                       Attention:  Thomas W. Kemp
                                       Telecopier No.: (513) 224-3654

     To the Lenders:                   The Central Trust Company, N.A.
                                       112 West Second Street
                                       Dayton, Ohio  45402
                                       Attention:  Gary L. Brown
                                                   Vice President
                                       Telecopier No.:  (513) 461-9788


                                       Comerica Bank
                                       Corporate Banking Center
                                       4 Gem Plaza
                                       Third and Main Streets
                                       Dayton, Ohio  45402
                                       Attention:  Clifford M. Bishop
                                                   Corporate Banking Officer
                                       Telecopier No.:  (513) 461-0753


                                       CoreStates Bank, N.A.
                                       Credit Support Division
                                       FC 1-3-15-95
                                       1500 Market Street
                                       Centre Square West
                                       Philadelphia, PA  19102
                                       Attention:  Thomas J. Young
                                                   Vice President
                                       Telecopier No.: (215) 786-4129

                                       Security Pacific National Bank
                                       Special Assets Department
                                       H11-53
                                       333 South Hope Street
                                       Los Angeles, California 90071
                                       Attention:  Douglas A. Bose
                                                   Vice President
                                       Telecopier No.:  (213) 345-1714


                                       Society Bank, National Association
                                       34 N. Main Street, First Floor
                                       Dayton, Ohio  45402
                                       Attention:  David R. Baker
                                                   Vice President
                                       Telecopier No.:  (513) 226-7695

              9.6. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, provided, however, that none of the Borrowers may assign this Agreement in whole or in part without the prior written consent of the Administrative Agent and all of the Lenders and provided further that no consent of any Borrower will be required to any assignment by any Lender in whole or in part.

              9.7. AMENDMENTS AND WAIVERS. The provisions of this Agreement may be modified or amended only by a written agreement entered into by Borrowers and the Lenders and may be waived only by a written waiver signed by the Administrative Agent on behalf of the Lenders. Except for (a) waivers of any payment default, (b) an increase in the amount of the Credit Facilities,
(c) a change or modification of any applicable or required: (i) interest rate;
(ii) fee; or (iii) repayment requirement, (d) release of Collateral, or (e) an extension of the Termination Date, all of which require unanimous consent of all Lenders, the provisions of this Agreement can be modified with the consent of the Majority Lenders provided, however, that no waiver of an Event of Default under Section 7.1.2 of this Agreement will be effective without the prior written consent of Central Trust. No such waiver, modification or amendment shall extend to or affect any obligation not expressly waived, modified or amended, or impair any right of the Lenders related to such obligation.

              9.8. ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or of any provision of the Notes or the Security Documents, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled will be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only will be void, as though not herein contained, and the remainder of this Agreement will remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the option of the Lenders, all of the Obligations will become immediately due and payable.

              9.9. GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

              9.10. HEADINGS. The headings in this Agreement are for convenience only and will not limit or otherwise affect any of the terms hereof.

              9.11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

              9.12. REMEDIES CUMULATIVE. No single or partial exercise of any right or remedy by any of the Lenders will preclude any other or further exercise thereof or the exercise of any other right or remedy by any Lender. All remedies hereunder and in any instrument or document evidencing, securing, guaranteeing or relating to any Obligation or now or hereafter existing at law or in equity or by statute are cumulative and none of them will be exclusive of the others or any other remedy. All such rights and remedies may be exercised separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as each of the Lenders may deem appropriate.

              9.13. LIABILITY OF THE ADMINISTRATIVE AGENT AND LENDERS. Except for gross negligence and willful misconduct, the Borrowers hereby agree that the Administrative Agent and the Lenders will not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agent or attorney selected by the Administrative Agent or the Lenders in making examinations, investigations or collections, or otherwise in protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. In performing any of its actions or duties under this Agreement, the Security Documents, the Intercreditor Agreement or otherwise, the Borrowers hereby agree that the Administrative Agent acts solely as Administrative Agent of the Lenders and does not assume or have any obligation or duty toward or agency relationship with or for any Borrower or Guarantor.

              9.14. INTERCREDITOR AGREEMENT. The provisions of the Intercreditor Agreement are solely for the benefit of the Administrative Agent and the Lenders, and may at any time or times by changed by the Lenders as they may elect without necessity of notice to or consent or approval by any Borrower, Guarantor or other Person (other than the Lenders); and none of the Borrowers or Guarantors shall have any right to rely on or enforce any of the provisions of the Intercreditor Agreement. In performing its actions and duties under the Intercreditor Agreement, the Credit Agreement or any of the Security Documents, the Administrative Agent acts solely as Administrative Agent of the Lenders and does not assume or have any obligation toward or agency relationship with or for any Borrower or Guarantor.

              9.15. INDEMNITY. The Borrowers will release, indemnify, defend and hold harmless the Administrative Agent, the Lenders, their respective directors, officers, counsel and employees, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and Attorneys' Fees reasonably incurred), that any such indemnified party may incur arising under or by reason of this Agreement, the Obligations, Security Documents, Disclosure Schedule or Collateral, or any act hereunder or thereunder or with respect hereto or thereto except the willful misconduct or gross negligence of such indemnified party. Without limiting the generality of the foregoing, the Borrowers agree that if, after receipt by the Administrative Agent or any Lender of any payment of all or any part of the Obligations, demand is made at any time upon the Administrative Agent or any Lender for the repayment or recovery of any amount or amounts received by it in payment or on account of the Obligations and the Administrative Agent or the Lenders repay all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body, or by reason of any settlement or compromise of any such demand, this Agreement will continue in full force and effect and the Borrowers will be liable, and will indemnify, defend and hold harmless the Administrative Agent and the Lenders for the amount or amounts so repaid. The provisions of this Section 9.15 will be and remain effective notwithstanding any contrary action which may have been taken by any Borrower in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Administrative Agent's or any Lender's rights under this Agreement and will be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section will survive the termination of this Agreement.

              9.16. CONTINUING AGREEMENT. This Agreement is and is intended to be a continuing Agreement and will remain in full force and effect until the Obligations are finally and irrevocably paid in full and the Credit Facilities are terminated.

              9.17. NO THIRD PARTY BENEFICIARIES. Nothing express or implied herein is intended or will be construed to confer upon or give any Person, firm or corporation, other than the parties hereto, any right or remedy hereunder or by reasons hereof.

              9.18. NO PARTNERSHIP OR JOINT VENTURE. Nothing contained herein or in any of the agreements or transactions contemplated hereby is intended or will be constructed to create any relationship other than as expressly stated herein or therein and will not create any joint venture, partnership or other relationship.

              9.19. JOINT AND SEVERAL LIABILITY. All covenants, representations and obligations of the Borrowers in and under this Agreement will be joint and several.

              9.20. GOVERNING LAW AND JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND

LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OBLIGATIONS MAY BE BROUGHT IN ANY COURT(S) OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND THE BORROWERS HEREBY ACCEPT, GENERALLY, IRREVOCABLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT AND CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWERS AT THE ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS, ENFORCE ANY JUDGMENT OR OTHERWISE PROCEED AGAINST ANY BORROWER, ANY SECURITY OR ANY PROPERTY OF ANY BORROWER IN ANY OTHER JURISDICTION. THE BORROWERS AND THE LENDERS EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

     Signed at Philadelphia, Pennsylvania, effective as of November 14, 1991.


                                 KRUG INTERNATIONAL CORP., AS
                                 BORROWER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------


                                 TECHNOLOGY/SCIENTIFIC SERVICES,
                                 INC., AS BORROWER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------

                                 KRUG LIFE SCIENCES, INC., AS
                                 BORROWER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------


                                 SOCIETY BANK, NATIONAL
                                 ASSOCIATION, AS LENDER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------


                                 THE CENTRAL TRUST COMPANY, N.A.,
                                 AS LENDER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------


                                 COMERICA BANK, AS LENDER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------


                                 CORESTATES BANK, N.A., AS LENDER AND
                                 ADMINISTRATIVE AGENT


                                 By:
                                     ---------------------------
                                 Print Name:  Thomas J. Young
                                 Title:  Vice President

                                 SECURITY PACIFIC NATIONAL BANK,
                                 AS LENDER


                                 By:
                                    ----------------------------
                                 Print Name:
                                            --------------------
                                 Title:
                                       -------------------------

         AMENDMENT NO. 1 dated November 22, 1991 to CREDIT AGREEMENT dated as of November 14, 1991 among KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC., KRUG LIFE SCIENCES, INC. (collectively, "Borrowers") and SOCIETY BANK, NATIONAL ASSOCIATION, THE CENTRAL TRUST COMPANY, N.A., COMERICA BANK, CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, and SECURITY PACIFIC NATIONAL BANK (collectively, "Lenders" and each individually a "Lender") and CoreStates Bank, N.A. as Administrative Agent.

                                   ARTICLE I

                                   BACKGROUND

         The Borrowers, the Lenders and the Administrative Agent acknowledge that:

         1. On or about November 14, 1991, the parties entered into, inter alia, a Credit Agreement. The parties now wish to amend and supplement the Credit Agreement to provide for a change in the definition of the term "Excess Cash Flow".

                                   ARTICLE II

                                   AMENDMENT

         1. The Credit Agreement is amended, effective as of November 22, 1991, by deleting paragraph 1.25 in its entirety and inserting, in its place, the following:

                 "1.25.    "Excess Cash Flow" means, for a specific fiscal
year, the positive difference, if any, obtained from subtracting the positive Projected Net Cash Flow (or zero (0) if Projected Net Cash Flow is negative) for that fiscal year of KRUG and its Domestic Subsidiaries (as delivered to the Administrative Agent in accordance with Section 5.6 of the Agreement) from the Actual Net Cash Flow covering the same fiscal year of KRUG and its Domestic Subsidiaries (based on the financial statements delivered to the Administrative
Agent in accordance with Section 5.5 of the Agreement).    For the purposes
hereof, "Actual Net Cash Flow" means the sum of actual sources of cash (excluding Revolving Advances) for the given year less (a) Net Mortgage Proceeds, if any; (b) as to the fiscal year ending March 31, 1992, the amount due under Section 2.5.1(c); (c) as to the fiscal year ending March 31, 1993, the amount due under Section 2.5.1(d); and (d) the sum of actual uses of cash for the given year. For the purposes hereof, "Projected Net Cash Flow" means the sum of projected sources of cash for the given year less the sum of projected uses of cash for the given year."

                                     KRUG INTERNATIONAL CORP., AS
                                     BORROWER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                     TECHNOLOGY/SCIENTIFIC SERVICES,
                                     INC., AS BORROWER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------


                                     KRUG LIFE SCIENCES, INC., AS
                                     BORROWER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------


                                     CORESTATES BANK, N.A., ON
                                     ITS OWN BEHALF AS LENDER AND
                                     AS ADMINISTRATIVE AGENT


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                     SOCIETY BANK, NATIONAL
                                     ASSOCIATION, AS LENDER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                     THE CENTRAL TRUST COMPANY, N.A., AS LENDER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------


                                     COMERICA BANK, AS LENDER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                     SECURITY PACIFIC NATIONAL BANK, AS
                                     LENDER


                                     By:
                                        -------------------------------
                                     Title:
                                           ----------------------------

                                   TERM NOTE


$2,870,000                                           Philadelphia, Pennsylvania
                                                              November 14, 1991

    FOR VALUE RECEIVED, the undersigned KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC. and KRUG LIFE SCIENCES INC. (hereinafter referred to jointly and severally as the "Borrowers"), promise to pay, on or before the Termination Date (as defined in the Credit Agreement hereinafter mentioned), to the order of SOCIETY BANK, NATIONAL ASSOCIATION (THE "BANK"), the principal sum of Two Million Eight Hundred Seventy Thousand Dollars ($2,870,000).

    The Borrowers further promise to pay to the order of the Bank interest on the principal amounts of this Term Note until such principal amounts have been repaid in full, payable at the times and rates provided in the Credit Agreement hereinafter mentioned, and payable for the account of Bank at the Administrative Agent (as defined in the Credit Agreement hereinafter mentioned) or at such other place as may be requested by Bank.

    This is one of the Term Notes mentioned in, and is entitled to the benefits of, the Credit Agreement dated as of even date herewith (the "Credit Agreement") and all other instruments, documents and agreements executed and delivered by the Borrowers therewith, between the Borrowers, the Lenders (as defined in the Credit Agreement) and CoreStates Bank, N.A. as Administrative Agent.

    All obligations and agreements of the Borrowers hereunder are joint and several.

    THIS TERM NOTE HAS BEEN EXECUTED AND DELIVERED IN CONNECTION
WITH A COMMERCIAL TRANSACTION. THIS TERM NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE BORROWERS HEREBY AGREE TO THE JURISDICTION OF ANY OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND ACCEPT, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. THE BORROWERS

CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY BORROWER WITHIN ANY OTHER JURISDICTION.

    Waiver of Jury Trial.  THE BORROWERS WAIVE ANY RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS TERM NOTE, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

    Confession of Judgment. The Borrowers hereby irrevocably authorize any attorney-at-law to appear in any court of record in or of the Commonwealth of Pennsylvania, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Term Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Bank and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Term Note and the Credit Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. No such judgment or judgments against less than all of the undersigned will be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG INTERNATIONAL CORP.


                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------


    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           TECHNOLOGY/SCIENTIFIC SERVICES, INC.


                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG LIFE SCIENCES INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

EXHIBIT A-2


                                   TERM NOTE


$2,880,000                                            Philadelphia, Pennsylvania
                                                               November 14, 1991

    FOR VALUE RECEIVED, the undersigned KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC. and KRUG LIFE SCIENCES INC. (hereinafter referred to jointly and severally as the "Borrowers"), promise to pay, on or before the Termination Date (as defined in the Credit Agreement hereinafter mentioned), to the order of THE CENTRAL TRUST COMPANY, N.A. (THE "BANK"), the principal sum of Two Million Eight Hundred Eighty Thousand Dollars ($2,880,000).

    The Borrowers further promise to pay to the order of the Bank interest on the principal amounts of this Term Note until such principal amounts have been repaid in full, payable at the times and rates provided in the Credit Agreement hereinafter mentioned, and payable for the account of Bank at the Administrative Agent (as defined in the Credit Agreement hereinafter mentioned) or at such other place as may be requested by Bank.

    This is one of the Term Notes mentioned in, and is entitled to the benefits of, the Credit Agreement dated as of even date herewith (the "Credit Agreement") and all other instruments, documents and agreements executed and delivered by the Borrowers therewith, between the Borrowers, the Lenders (as defined in the Credit Agreement) and CoreStates Bank, N.A. as Administrative Agent.

    All obligations and agreements of the Borrowers hereunder are joint and several.

    THIS TERM NOTE HAS BEEN EXECUTED AND DELIVERED IN CONNECTION WITH A COMMERCIAL TRANSACTION.

    THIS TERM NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND
WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE

PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE BORROWERS HEREBY AGREE TO THE JURISDICTION OF ANY OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND ACCEPT, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. THE BORROWERS CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY BORROWER WITHIN ANY OTHER JURISDICTION.

    Waiver of Jury Trial.  THE BORROWERS WAIVE ANY RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS TERM NOTE, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

    Confession of Judgment. The Borrowers hereby irrevocably authorize any attorney-at-law to appear in any court of record in or of the Commonwealth of Pennsylvania, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Term Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Bank and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Term Note and the Credit Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. No such judgment or judgments against less than all of the undersigned will be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG INTERNATIONAL CORP.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------



                WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           TECHNOLOGY/SCIENTIFIC SERVICES, INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG LIFE SCIENCES INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

                                   TERM NOTE


$1,800,000                                            Philadelphia, Pennsylvania
                                                               November 14, 1991

    FOR VALUE RECEIVED, the undersigned KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC. and KRUG LIFE SCIENCES INC. (hereinafter referred to jointly and severally as the "Borrowers"), promise to pay, on or before the Termination Date (as defined in the Credit Agreement hereinafter mentioned), to the order of COMERICA BANK (THE "BANK"), the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000).

    The Borrowers further promise to pay to the order of the Bank interest on the principal amounts of this Term Note until such principal amounts have been repaid in full, payable at the times and rates provided in the Credit Agreement hereinafter mentioned, and payable for the account of Bank at the Administrative Agent (as defined in the Credit Agreement hereinafter mentioned) or at such other place as may be requested by Bank.

    This is one of the Term Notes mentioned in, and is entitled to the benefits of, the Credit Agreement dated as of even date herewith (the "Credit Agreement") and all other instruments, documents and agreements executed and delivered by the Borrowers therewith, between the Borrowers, the Lenders (as defined in the Credit Agreement) and CoreStates Bank, N.A. as Administrative Agent.

    All obligations and agreements of the Borrowers hereunder are joint and several.

    THIS TERM NOTE HAS BEEN EXECUTED AND DELIVERED IN CONNECTION
WITH A COMMERCIAL TRANSACTION.

    THIS TERM NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND
WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE

PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE BORROWERS HEREBY AGREE TO THE JURISDICTION OF ANY OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND ACCEPT, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. THE BORROWERS CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY BORROWER WITHIN ANY OTHER JURISDICTION.

    Waiver of Jury Trial.  THE BORROWERS WAIVE ANY RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS TERM NOTE, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

    Confession of Judgment. The Borrowers hereby irrevocably authorize any attorney-at-law to appear in any court of record in or of the Commonwealth of Pennsylvania, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Term Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Bank and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Term Note and the Credit Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. No such judgment or judgments against less than all of the undersigned will be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG INTERNATIONAL CORP.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------



                WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           TECHNOLOGY/SCIENTIFIC SERVICES, INC.



                                            By:
                                               --------------------------------
                                            Print Name:
                                                       ------------------------
                                            Title:
                                                  -----------------------------

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG LIFE SCIENCES INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

                                   TERM NOTE


$2,880,000                                            Philadelphia, Pennsylvania
                                                               November 14

    FOR VALUE RECEIVED, the undersigned KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC. and KRUG LIFE SCIENCES INC. (hereinafter referred to jointly and severally as the "Borrowers"), promise to pay, on or before the Termination Date (as defined in the Credit Agreement hereinafter mentioned), to the order of CORESTATES BANK, N.A. (THE "BANK"), A NATIONAL BANKING ASSOCIATION WHICH ALSO CONDUCTS BUSINESS AS PHILADELPHIA NATIONAL BANK AND AS CORESTATES FIRST PENNSYLVANIA BANK, the principal sum of Two Million Eight Hundred Eighty Thousand Dollars ($2,880,000).

    The Borrowers further promise to pay to the order of the Bank interest on the principal amounts of this Term Note until such principal amounts have been repaid in full, payable at the times and rates provided in the Credit Agreement hereinafter mentioned, and payable for the account of Bank at the Administrative Agent (as defined in the Credit Agreement hereinafter mentioned) or at such other place as may be requested by Bank.

    This is one of the Term Notes mentioned in, and is entitled to the benefits of, the Credit Agreement dated as of even date herewith (the "Credit Agreement") and all other instruments, documents and agreements executed and delivered by the Borrowers therewith, between the Borrowers, the Lenders (as defined in the Credit Agreement) and CoreStates Bank, N.A. as Administrative Agent.

    All obligations and agreements of the Borrowers hereunder are joint and several.

    THIS TERM NOTE HAS BEEN EXECUTED AND DELIVERED IN CONNECTION
WITH A COMMERCIAL TRANSACTION.

    THIS TERM NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND
WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE BORROWERS HEREBY AGREE TO THE JURISDICTION OF ANY OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND ACCEPT, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. THE BORROWERS CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY BORROWER WITHIN ANY OTHER JURISDICTION.

    Waiver of Jury Trial.  THE BORROWERS WAIVE ANY RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS TERM NOTE, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

    Confession of Judgment. The Borrowers hereby irrevocably authorize any attorney-at-law to appear in any court of record in or of the Commonwealth of Pennsylvania, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Term Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Bank and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Term Note and the Credit Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. No such judgment or judgments against less than all of the undersigned will be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG INTERNATIONAL CORP.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------



    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           TECHNOLOGY/SCIENTIFIC SERVICES, INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                         ----------------------
                                           Title:
                                                  -----------------------------

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG LIFE SCIENCES INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

                                   TERM NOTE


$3,600,000                                            Philadelphia, Pennsylvania
                                                               November 14, 1991

    FOR VALUE RECEIVED, the undersigned KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC. and KRUG LIFE SCIENCES INC. (hereinafter referred to jointly and severally as the "Borrowers"), promise to pay, on or before the Termination Date (as defined in the Credit Agreement hereinafter mentioned), to the order of SECURITY PACIFIC NATIONAL BANK (THE "BANK"), the principal sum of Three Million Six Hundred Thousand Dollars ($3,600,000).

    The Borrowers further promise to pay to the order of the Bank interest on the principal amounts of this Term Note until such principal amounts have been repaid in full, payable at the times and rates provided in the Credit Agreement hereinafter mentioned, and payable for the account of Bank at the Administrative Agent (as defined in the Credit Agreement hereinafter mentioned) or at such other place as may be requested by Bank.

    This is one of the Term Notes mentioned in, and is entitled to the benefits of, the Credit Agreement dated as of even date herewith (the "Credit Agreement") and all other instruments, documents and agreements executed and delivered by the Borrowers therewith, between the Borrowers, the Lenders (as defined in the Credit Agreement) and CoreStates Bank, N.A. as Administrative Agent.

    All obligations and agreements of the Borrowers hereunder are joint and several.

    THIS TERM NOTE HAS BEEN EXECUTED AND DELIVERED IN CONNECTION
WITH A COMMERCIAL TRANSACTION.

    THIS TERM NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND
WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE

COMMONWEALTH OF PENNSYLVANIA, AND THE BORROWERS HEREBY AGREE TO THE JURISDICTION OF ANY OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND ACCEPT, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. THE BORROWERS CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY BORROWER WITHIN ANY OTHER JURISDICTION.

    Waiver of Jury Trial.  THE BORROWERS WAIVE ANY RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS TERM NOTE, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

    Confession of Judgment. The Borrowers hereby irrevocably authorize any attorney-at-law to appear in any court of record in or of the Commonwealth of Pennsylvania, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Term Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Bank and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Term Note and the Credit Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. No such judgment or judgments against less than all of the undersigned will be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG INTERNATIONAL CORP.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------


                WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           TECHNOLOGY/SCIENTIFIC SERVICES, INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

    WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO
NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                           KRUG LIFE SCIENCES INC.



                                           By:
                                               --------------------------------
                                           Print Name:
                                                       ------------------------
                                           Title:
                                                  -----------------------------

                             REVOLVING CREDIT NOTE


$2,500,000                                            Philadelphia, Pennsylvania
                                                               November 14, 1991

                FOR VALUE RECEIVED, the undersigned KRUG INTERNATIONAL CORP., TECHNOLOGY/SCIENTIFIC SERVICES, INC. and KRUG LIFE SCIENCES INC. (hereinafter referred to jointly and severally as the "Borrowers"), promise to pay, on or before the Termination Date (as defined in the Credit Agreement hereinafter mentioned), to the order of CORESTATES BANK, N.A., A NATIONAL BANKING ASSOCIATION WHICH ALSO CONDUCTS BUSINESS AS PHILADELPHIA NATIONAL BANK AND AS CORESTATES FIRST PENNSYLVANIA BANK, as administrative agent ("Administrative Agent") for: (1) Society Bank, National Association; (2) The Central Trust Company, N.A.; (3) Comerica Bank; and (4) CoreStates Bank, N.A. (collectively, the "Revolving Credit Banks"), the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000) or, if less, the aggregate principal amount (as shown by the records of the Administrative Agent hereinafter mentioned, which records shall constitute prima facie evidence thereof) of all revolving credit advances (the "Revolving Credit Advances") made by the Revolving Credit Banks to the Borrowers pursuant to the Credit Agreement hereinafter mentioned.

                The Borrowers further promise to pay to the order of the Administrative Agent interest on the principal amounts of the Revolving Credit Advances, from the respective dates on which the Revolving Credit Advances are made until such principal amounts have been repaid in full, payable at the times and rates provided in the Credit Agreement hereinafter mentioned.

                This is the Revolving Credit Note mentioned in, and is entitled to the benefits of, the Credit Agreement dated as of even date herewith (the "Credit Agreement") and all other instruments, documents and agreements executed and delivered by the Borrowers therewith, between the Borrowers, the Lenders (as defined in the Credit Agreement) and CoreStates Bank, N.A. as Administrative Agent.

                All obligations and agreements of the Borrowers hereunder are joint and several.

                THIS REVOLVING CREDIT NOTE HAS BEEN EXECUTED AND DELIVERED IN CONNECTION WITH A COMMERCIAL TRANSACTION.

                THIS REVOLVING CREDIT NOTE HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE BORROWERS HEREBY AGREE TO THE JURISDICTION OF ANY OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND ACCEPT, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF ANY SUCH COURT. THE BORROWERS CONSENT THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE BORROWERS WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY SUCH JURISDICTION. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY BORROWER WITHIN ANY OTHER JURISDICTION.

                Waiver of Jury Trial. THE BORROWERS WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS REVOLVING CREDIT NOTE, THE SECURITY DOCUMENTS OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

                Confession of Judgment. The Borrowers hereby irrevocably authorize any attorney-at-law to appear in any court of record in or of the Commonwealth of Pennsylvania, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Revolving Credit Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against the undersigned in favor of the Administrative Agent, the Revolving Credit Banks, and/or any assignee or holder hereof for the amount of principal and interest and expenses then appearing due from the undersigned under this Revolving Credit Note and the Credit

Agreement, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. No such judgment or judgments against less than all of the undersigned will be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.


       WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                   KRUG INTERNATIONAL CORP.


                                   By:
                                      ------------------------------
                                   Print Name:
                                              ----------------------
                                   Title:
                                         ---------------------------


       WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                   TECHNOLOGY/SCIENTIFIC SERVICES, INC.




                                   By:
                                      ------------------------------
                                   Print Name:
                                              ----------------------
                                   Title:
                                         ---------------------------

       WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                   KRUG LIFE SCIENCES INC.




                                   By:
                                      ------------------------------
                                   Print Name:
                                              ----------------------
                                   Title:
                                         ---------------------------

                               SECURITY AGREEMENT


            KRUG PROPERTIES INC., an Ohio corporation with its principal place of business at 6 Gem Plaza, Suite 500, Dayton, Ohio 45402-1908 (the "Debtor"), for valuable consideration, receipt of which hereby is acknowledged, hereby transfers, assigns and pledges to CORESTATES BANK, N.A., A NATIONAL BANKING ASSOCIATION WHICH ALSO CONDUCTS BUSINESS AS PHILADELPHIA NATIONAL BANK AND AS CORESTATES FIRST PENNSYLVANIA BANK, with its principal place of business at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, as Administrative Agent (the "Administrative Agent") for the Lenders under the Credit Agreement of even date herewith between and among KRUG International Corp., Technology/Scientific Services, Inc., KRUG Life Sciences, Inc., Society Bank, National Association, The Central Trust Company, N.A., Comerica Bank, CoreStates Bank, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, and Security Pacific National Bank, (which Credit Agreement as amended from time to time is referred to hereinafter as the "Credit Agreement"), and grants to the Administrative Agent a security interest in, the following collateral, wherever located, now existing and hereafter arising or coming into existence (the "Collateral"):

                     (a) All of the Debtor's receivables (the "RECEIVABLES"), including but not limited to the Debtor's accounts, Government Contracts (as defined in the Credit Agreement) contract rights, chattel paper, notes, drafts, acceptances and other forms of receivables, now existing and all such as may hereafter come into existence;

                     (b) All of the Debtor's inventory (the "INVENTORY"), including but not limited to all goods, merchandise and other personal property now owned and hereafter acquired by the Debtor, which are held for sale or lease or are furnished or to be furnished under a contract of service and/or raw materials, parts, finished goods, work in process and materials used or consumed or to be used or consumed in the Debtor's business;

                     (c) All of the Debtor's equipment and fixtures, now owned and hereafter acquired (the "EQUIPMENT"), including but not limited to all of the Debtor's machinery, parts, tools, fixtures, furniture, and accessories, together with all attachments, additions and accessions thereto, and added and substituted parts, equipment and repairs now or hereafter placed upon such property, whether because of necessary repairs or otherwise;

                     (d) All of the Debtor's intellectual property, contract rights and other general intangibles now owned and hereafter acquired (collectively, the "GENERAL INTANGIBLES"), including but not limited to: (i) all contracts (including but not limited to the Noncompetition Agreement as Revised dated March 2, 1990, as amended by the Amendments to Asset Purchase Agreement, Lease Agreement and Noncompetition Agreement as Revised dated as of October 24, 1990, between and among Dempster Systems, Inc. (now KRUG Properties Inc.), KRUG International Corp. and WQ Acquisition Company (now Dempster Inc.), and all guarantees therefor (collectively, the "Georgia Agreement")); (ii) all general intangibles; (iii) all judgments, patents, trademarks, trade or business names, service marks, logos, copyrights, trade secrets, plans, blueprints, franchises, licenses, permits, tax or other refunds, programs, inventions, business or technical data, technology, processes, mailing and customer lists, books and records, and goodwill; (iv) all rights, applications, continuations, renewals, substitutions, improvements, modifications and extensions in any manner related to any of the foregoing; and (v) all proceeds and products thereof, including but not limited to all license royalties, payments made under insurance policies and proceeds of infringement suits and any other suits;

                     (e) All moneys, credits and other property of any nature whatsoever of the Debtor now or hereafter in the possession of, in transit to or from, under the custody or control of, or on deposit with (whether held by the Debtor individually or jointly with another), the Lenders or any Affiliate of the Lenders, including but not limited to any and all lockbox accounts, cash collateral accounts and other deposit accounts; and

                     (f) The proceeds and products of each of the foregoing paragraphs (a) through (e) in whatever form the same may be; for the purpose of securing the payment of all of the following whether direct or indirect, absolute or contingent, joint or several, due or to become due (collectively, the "Obligations"): all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Administrative Agent and/or any or all of the Lenders, jointly or severally, from the Debtor, now or hereafter arising under the Guarantee of even date herewith made by the Debtor in favor of the Lenders (covering the joint and several obligations of the Borrowers described therein), the Security Documents described in the Guarantee and all charges, expenses, fees, Attorneys' Fees and any other sums chargeable to the Guarantor under the Guarantee, such Security Documents or other Obligations.

                     Notwithstanding anything contained herein to the contrary, the Collateral does not include a pledge of the Capital Stock of KRUG International (U.K.) Ltd.

                     Capitalized terms used herein and not otherwise defined in this Security Agreement will have the meanings given those terms in the Credit Agreement.

                     The Debtor further warrants to and agrees with the Administrative Agent as follows:

            1. PRESERVATION OF COLLATERAL. The Debtor will keep the Collateral in good order and repair at all times, will use same with reasonable care and caution, except as permitted by this Security Agreement, will not part with possession or ownership thereof nor lease or hire out same without the written consent of the Administrative Agent, and will exhibit the same to the Administrative Agent upon demand. The Debtor will not use, or permit the Collateral to be used, in violation of any federal, state, county or municipal law or regulation or for any unlawful purpose whatsoever.

            2. INSURANCE. The Debtor will keep its insurable real and personal property insured with responsible insurance companies against loss or damage by fire, windstorm and other hazards which are commonly insured against in an extended coverage endorsement in an amount equal to not less than 80% of the insurable value thereof on a replacement cost basis and also maintain public liability insurance in a reasonable amount. In addition, the Debtor will maintain extended liability insurance covering its operations in at least such amounts and covering at least such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Debtor operates or owns such properties with responsible insurance companies reasonably satisfactory to the Administrative Agent. Notwithstanding the foregoing, property insurance will at all times be in an amount so that the Debtor will not be deemed a "co-insurer" under any co-insurance provisions of such policies. All such insurance policies will name the Administrative Agent, where applicable, as lender loss payee under a lender's loss payable endorsement satisfactory to the Administrative Agent and, if required by the Administrative Agent, as an additional insured. All such policies will provide that thirty (30) days' prior written notice must be given to the Administrative Agent if such policy is altered or cancelled. Schedules of all insurance of the Debtor will be submitted to the Administrative Agent upon request. Such schedules will contain a description of the risks covered, the amounts of insurance carried on each risk, the name of the insurer and the cost of such insurance to the Debtor. Such schedules will be supplemented by the Debtor from time to time promptly to reflect any change in insurance coverage. The Debtor will deliver to the Administrative Agent certificates representing such insurance policies from time to time when requested by the Administrative Agent. Subject to the rights of any mortgagee of the Debtor's real property, all amounts payable in settlement of insurance losses may be applied, at the Debtor's option, on the Obligations, or used to repair, replace or restore the Collateral.

            3. PAYMENT OF EXPENSES BY THE ADMINISTRATIVE AGENT. At its sole option, and after the Debtor's failure to do so after reasonable notice, the Administrative Agent may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance and preservation of the Collateral, as determined by the Administrative Agent to be necessary. The Debtor will reimburse the Administrative Agent on demand for any payment so made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Administrative Agent.

            4. GOVERNMENT CONTRACTS. The Debtor shall immediately notify the Administrative Agent if any of the Debtor's Receivables in excess of $100,000 arise out of contracts with the United States or any department, agency or instrumentality thereof, furnish the Administrative Agent with copies of each such contract and execute and deliver any instruments and take any steps required by the Administrative Agent in order that all moneys due and to become due under any such contract shall be assigned to the Administrative Agent and notice given (consistent with paragraph 7 hereof) under the Federal Assignment of Claims Act (including executing and delivering to the Administrative Agent Assignments in the form of Exhibit N to the Credit Agreement).

            5. INFORMATION. The Debtor will furnish to the Administrative Agent from time to time if and as requested current lists of the Collateral; will continue to make on the books of the Debtor appropriate entries evidencing the assignment of book accounts to the Administrative Agent and will mark chattel paper and non-negotiable instruments to evidence the assignment thereof to the Administrative Agent; and, if and when requested by the Administrative Agent from time to time, will furnish to it copies of all purchase orders, contracts, inventory lists, billings, shipping orders, correspondence and other instruments or writings in any way evidencing or relating to the Collateral or the proceeds thereof.

            6. SALE OF INVENTORY AND EQUIPMENT. As long as no Event of Default exists and no Acceleration or Termination (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return.

            7. COLLECTIONS; SETOFF. Unless and until there is an Acceleration or a Termination (each as hereinafter defined), the Debtor will collect all of the Receivables and General Intangibles and whenever the Debtor receives any payment on any of the Receivables or General Intangibles or any other collections, receipts or proceeds of any kind it will promptly deposit the same in the bank account(s) with the Lenders, which deposits will be governed by the Credit Agreement. In the event of an Acceleration or a Termination then: (a) the Debtor authorizes any of the Lenders or the Administrative Agent, or any employees thereof, to endorse the name of the Debtor upon any checks, negotiable instruments or other items received in payment of any of the Receivables or other Collateral and to do all of the things necessary to reduce the same to cash; (b) the Debtor authorizes any of the Lenders or the Administrative Agent at any time thereafter without notice to appropriate and apply any balances, credits, deposits or accounts or money of the Debtor in its possession, custody or control to the payment of the Obligations, all of which may at all times be held and treated as additional Collateral.

            8. NOTIFICATION OF ACCOUNT DEBTORS. In the event of an Acceleration or a Termination (a) the Administrative Agent at any time thereafter and without notice to the Debtor may notify any persons who are indebted to the Debtor with respect to any Receivables or General Intangibles of the assignment thereof to the Administrative Agent and may direct such account debtors to make payment directly to the Administrative Agent of the amounts due; (b) at the request of the Administrative Agent, the Debtor will direct any persons who are indebted to the Debtor with respect to any Receivables or General Intangibles to make payment directly to the Administrative Agent and (c) the Administrative Agent shall be authorized to give receipts to such account debtors and other obligors for any such payments and the account debtors and other obligors will be protected in making such payments to the Administrative Agent.

            9. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Administrative Agent that: (a) except as set forth in the Disclosure Schedule, the Debtor has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral and the same is free from all encumbrances and rights of setoff of any kind; (b) except as provided herein or in the Credit Agreement, the Debtor will not hereafter without the prior written consent of the Administrative Agent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Administrative Agent; (c) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (d) the Debtor will deliver to the Administrative Agent any chattel paper evidencing the Receivables; (e) each General Intangible is genuine and enforceable in accordance with its terms and the Debtor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted;
(f) except as to unbilled Receivables, at the time any of the Receivables becomes subject to this Security Agreement, such Receivable will be a good and valid account representing a bona fide sale of goods or services by the Debtor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors; (g) as to unbilled Receivables, at the time any of the Receivables becomes subject to this Security Agreement, such Receivable will represent partial performance by the Debtor, in an amount determined by the Debtor based on Debtor's usual percentage of completion accounting practices, under a bona fide contract or order for which the Debtor has the right to be paid at some future time after full and satisfactory performance under the contract or order; and (h) the Debtor will notify the Administrative Agent promptly in the event of the refusal of any account debtor to accept, or of the return of, any goods which are then subject to any such Receivable with a total value exceeding $25,000 per refusal or return and of the bankruptcy or insolvency of any account debtor and of claims asserted for credit, allowance, adjustment, setoff, defense or counterclaim with a total value exceeding $25,000 per claim.

            10. PLACE OF BUSINESS. The Debtor (a) now keeps and, except as permitted in the Credit Agreement, will continue to keep the Collateral and the books and records concerning the Collateral at its places of business as shown in the Disclosure Schedule, and (b) represents that it has no places of business other than those set forth in the Disclosure Schedule.

            11. FINANCING STATEMENTS; DOCUMENTS. At the request of the Administrative Agent, the Debtor will join with the Administrative Agent in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to the Administrative Agent and will pay the cost of filing all financing, continuation and termination statements in all public offices where filing is deemed necessary or desirable by the Administrative Agent. The Debtor will execute and deliver to the Administrative Agent from time to time such supplemental assignments or other instruments as the Administrative Agent may require for the purpose of confirming the Administrative Agent's interest in the Collateral, including but not limited to any and all notices and assignments of receivables under contracts with Governmental Authorities. The Debtor hereby authorizes the Administrative Agent to execute and file on behalf of the Debtor all financing statements and documents deemed necessary or appropriate to perfect the Administrative Agent's interest in the Collateral.

            12. DEBTOR'S CONSENT. The Debtor consents, with respect to the Receivables or any General Intangibles, upon the occurrence of any Event of Default and Acceleration or Termination, to all extensions or postponements of time of payment thereof or any other indulgences in connection therewith, to the acceptance of partial payments thereon and to the settlement, compromise and adjustment thereof, all in such manner and at such time or times as the Administrative Agent deems advisable.

            13.      DEFAULT.

                     13.1 Upon the occurrence of any Event of Default as defined in the Credit Agreement (herein referred to as an "Event of Default") and a determination by the Majority Lenders under Section 7.2 of the Credit Agreement to declare the Obligations to be due and payable ("Acceleration") or to declare the Revolving Commitment to be terminated ("Termination"), the Administrative Agent is authorized in its discretion to declare any or all of the Obligations immediately due and payable without demand or notice to the Debtor (except such notice as may be required by the Credit Agreement) and may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania version of the Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration or a Termination to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Event of Default and an Acceleration or a Termination, the Administrative Agent may, so far as the Debtor can give authority therefore, enter upon any premises on which the Collateral or any part thereof may be situated and take possession of and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement.

                     13.2 The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Administrative Agent will be applied to the Obligations in the order determined by the Administrative Agent. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Debtor. If after exhausting all of the

Collateral, there should be a deficiency, the Debtor will be liable therefor to the Administrative Agent.

                     13.3 Whenever notice is required by law to be sent by the Administrative Agent to the Debtor of any sale, lease or other disposition of the Collateral, five days written notice sent by certified mail to the Debtor's address set forth in accordance with Section 16.2 below will be reasonable.

                     13.4 If any demand is made at any time upon the Administrative Agent for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Administrative Agent repays all or any part of such amount, the Debtor will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by the Administrative Agent.

            14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF ATTORNEY.
The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in its name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of any Event of Default and an Acceleration or a Termination, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after any Event of Default and an Acceleration or a Termination, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:

                     14.1 to receive payment of, endorse, and receipt for, any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of the Collateral;

                     14.2 to commence and prosecute any suits, actions or proceeding at law or in equity in any court of competent jurisdiction to collect any of the Collateral and to enforce any other right in respect of the Collateral;

                     14.3 to settle, compromise or adjust any suit, action or proceeding described above, and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; and

                     14.4 generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect or preserve the Collateral and the Administrative Agent's security interest and rights therein in order to effect the intent of this Security Agreement, all as fully and effectively as the Debtor might do.

The Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, will be irrevocable and shall terminate only upon payment in full of the Obligations and the termination of this Security Agreement. The powers conferred upon the Administrative Agent hereunder are solely to protect the Administrative Agent's interests in the Collateral and will not impose any duty upon it to exercise any such powers. The Administrative Agent will have no obligation to preserve any rights of any third parties in the Collateral. The Administrative Agent will be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or Administrative Agents will be responsible to the Debtor for any action taken or omitted to be taken in good faith or in reliance on the advice of counsel except for its own gross negligence and willful misconduct.

            15. GEORGIA AGREEMENT. The Debtor represents, warrants and covenants that (a) the Debtor will observe and perform all covenants and conditions to be performed by the Debtor under the Georgia Agreement; (b) the Debtor will, at its sole cost and expense, enforce, short of termination of the Georgia Agreement, the observance of every covenant and condition of the Georgia Agreement to be observed and performed by the other parties to the Georgia Agreement; (c) the Debtor will appear in and defend any action growing out of, or in any manner connected with, the Georgia Agreement or the obligations or liabilities of the Debtor thereunder; and (d) the Debtor will not without the prior written consent of the Administrative Agent terminate, alter, amend or modify the Georgia Agreement, release any party liable thereunder or waive or release any party to the Georgia Agreement from the observance of any material covenant or condition to be observed or performed by such party under the terms of the Georgia Agreement or from any liability on account of any warranty given by such party therein.

            16.      GENERAL.

                     16.1 WAIVER. No delay or omission on the part of the Administrative Agent or any of the Lenders to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or in acquiescence therein nor will the action or non-action of the Administrative Agent or any of the Lenders in case of such Event of Default impair any right or power arising as a result thereof.

                     16.2 NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telex, telecopy (followed by written confirmation) or other telegraphic means, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth in the Guarantee or to such other address as any party may give to the other pursuant to the Guarantee in writing for such purpose. All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telex, telecopy or telegraphic means, on the day on which transmitted, or if sent by courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

                     16.3 SUCCESSORS AND ASSIGNS. This Security Agreement will be binding upon and inure to the benefit of the Debtor and the Administrative Agent, as Administrative Agent for the Lenders, and their respective successors and assigns; provided, however, that the Debtor may not assign this Security Agreement in whole or in part without prior written consent of the Administrative Agent.

                     16.4 MODIFICATIONS. No modification or waiver of any provision of this Security Agreement nor consent to any departure by the Debtor therefrom, will in any event be effective unless the same is in writing and specifically refers to this Security Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

                     16.5 ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or of any provision of this Security Agreement, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled will be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Security Agreement in whole or in part, then such clause or provision only will be void, as though not herein contained, and the remainder of this Security Agreement will remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the option of the Administrative Agent, all of the Obligations of the Debtor to the Administrative Agent will become immediately due and payable.

                     16.6 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

                     16.7 HEADINGS. The headings in this Security Agreement are for convenience only and will not limit or otherwise affect any of the terms hereof.

                     16.8 LIABILITY OF THE ADMINISTRATIVE AGENT. The Debtor hereby agrees that the Administrative Agent will not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, Administrative Agent or attorney employed by the Administrative Agent in making examinations, investigations or collections, or otherwise in protecting or realizing upon any lien or security interest or any other interest in the Collateral. The Administrative Agent will not be obligated to perform or discharge any obligation or duty of the Debtor concerning any of the Collateral and the acceptance of this assignment and grant of a security interest in the Collateral does not constitute an assumption by the Administrative Agent of any obligation or duty. The Debtor will indemnify and hold the Administrative Agent harmless against (a) all liabilities, losses and damages that the Administrative Agent may incur under the Collateral or under or by reason of this Security Agreement and (b) all claims and demands whatsoever that may be asserted against the Administrative Agent by reason of this Security Agreement or any act of the Administrative Agent under this Security Agreement or concerning any of the

Collateral, except where due to the willful misconduct or gross negligence of the Administrative Agent.

                     16.9 GOVERNING LAW AND JURISDICTION; NO JURY TRIAL. THIS SECURITY AGREEMENT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND WILL BE DEEMED TO HAVE BEEN MADE AT PHILADELPHIA, PENNSYLVANIA AND SHALL BE GOVERNED IN ALL RESPECTS BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAW, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS IN ANY OF THE COLLATERAL IS REQUIRED BY THE LAWS OF A JURISDICTION OTHER THAN PENNSYLVANIA TO BE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION. THE DEBTOR HEREBY AGREES TO THE JURISDICTION OF ANY COURT(S) OF THE STATE OF PENNSYLVANIA, OR OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND HEREBY ACCEPTS GENERALLY AND UNCONDITIONALLY THE JURISDICTION OF ANY SUCH COURT AND CONSENTS THAT ANY SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL DIRECTED TO DEBTOR AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID. THE DEBTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY JURISDICTION SET FORTH ABOVE. NOTHING CONTAINED HEREIN WILL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR PREVENT THE ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING ANY ACTION, ENFORCING ANY JUDGMENT OR EXERCISING ANY RIGHTS AGAINST THE DEBTOR, OR AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF THE DEBTOR WITHIN ANY OTHER JURISDICTION. THE DEBTOR, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

           Signed at Philadelphia, Pennsylvania on November 14, 1991.

                                        DEBTOR:

                                        KRUG PROPERTIES INC.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------


                                        SECURED PARTY:

                                        CORESTATES BANK, N.A.,
                                        AS ADMINISTRATIVE AGENT


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                 ACKNOWLEDGMENT


            The undersigned Dempster Inc. (formerly known as WQ Acquisition Company) hereby acknowledges notification and receipt of a copy of the Security Agreement dated November 14, 1991 between KRUG Properties Inc. (the "Debtor") and CoreStates Bank, N.A. (the "Administrative Agent"); consents thereto; agrees not to amend or supplement in any way the Georgia Agreement (as defined therein) without the prior written consent of the Administrative Agent; agrees that until and unless otherwise agreed by the Administrative Agent all payments at any time due under the Georgia Agreement will be paid directly to the Administrative Agent; and represents that it has no knowledge of any other assignment of any or all of the Georgia Agreement.



Date:                                   DEMPSTER INC.
     --------------------


                                        By:
                                           -----------------------------------
                                        Print Name:
                                                   ---------------------------
                                        Title:
                                              --------------------------------

         AMENDMENT NO. 1 dated November 22, 1991 to SECURITY AGREEMENT dated as of November 14, 1991 granted by KRUG PROPERTIES INC. (the "Debtor") to CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent (the "Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Debtor and the Administrative Agent acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Debtor executed and delivered a Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Security Agreement should be amended to address those modifications.

         3. The Debtor now wishes to amend and supplement the Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Security Agreement is amended by eliminating the language in paragraph 6 thereof in its entirety and inserting, in its place, the following:

                 "6.      SALE OF INVENTORY AND EQUIPMENT.  As long as no
Acceleration, Termination or Maturity (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return."

         2. The Security Agreement is amended by eliminating the language in paragraph 13.1 thereof in its entirety and inserting, in its place, the following:

                 "13.1. If (i) the Revolving Commitment is terminated in accordance with Section 7.2(a) or Section 7.2(c) of the Credit Agreement (a "Termination"), or (ii) all or any portion of the unpaid principal amount of the Notes or Obligations is accelerated in accordance with Section 7.2(a) or
Section 7.2(c) of the Credit Agreement (an "Acceleration"), or (iii) any of such Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), the Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration, a Termination or a Maturity to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Acceleration, a Termination or a Maturity, the Administrative Agent may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement. References in other paragraphs of this Security Agreement to "Acceleration" shall mean an Acceleration or a Maturity."

         3. The Security Agreement is amended by eliminating the language in paragraph 14 thereof in its entirety (except as provided in paragraph 4 hereinbelow) and inserting, in its place, the following:

                 "14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF
ATTORNEY. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the

Debtor or in its name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of an Acceleration, a Termination or a Maturity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after an Acceleration, a Termination or a Maturity, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:"

         4. Notwithstanding anything to the contrary contained in paragraph 3 hereinabove, paragraphs 14.1, 14.2, 14.3, 14.4 and the last unnumbered paragraph which follows paragraph 14.4 of the Security Agreement remain unchanged.


                                        DEBTOR:

                                        KRUG PROPERTIES INC.



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas W. Kemp
                                        Title:  Treasurer



                                        SECURED PARTY:

                                        CORESTATES BANK, N.A., AS
                                        ADMINISTRATIVE AGENT



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas J. Young
                                        Title:  Vice President

         AMENDMENT NO. 1 dated November 22, 1991 to SECURITY AGREEMENT dated as of November 14, 1991 granted by KRUG PROPERTIES LTD. (the "Debtor") to CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent (the "Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Debtor and the Administrative Agent acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Debtor executed and delivered a Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Security Agreement should be amended to address those modifications.

         3. The Debtor now wishes to amend and supplement the Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Security Agreement is amended by eliminating the language in paragraph 6 thereof in its entirety and inserting, in its place, the following:

                 "6.      SALE OF INVENTORY AND EQUIPMENT.  As long as no
Acceleration, Termination or Maturity (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return."

         2. The Security Agreement is amended by eliminating the language in paragraph 13.1 thereof in its entirety and inserting, in its place, the following:

                 "13.1. If (i) the Revolving Commitment is terminated in accordance with Section 7.2(a) or Section 7.2(c) of the Credit Agreement (a "Termination"), or (ii) all or any portion of the unpaid principal amount of the Notes or Obligations is accelerated in accordance with Section 7.2(a) or
Section 7.2(c) of the Credit Agreement (an "Acceleration"), or (iii) any of such Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), the Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration, a Termination or a Maturity to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Acceleration, a Termination or a Maturity, the Administrative Agent may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement. References in other paragraphs of this Security Agreement to "Acceleration" shall mean an Acceleration or a Maturity."

         3. The Security Agreement is amended by eliminating the language in paragraph 14 thereof in its entirety (except as provided in paragraph 4 hereinbelow) and inserting, in its place, the following:

                 "14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF
ATTORNEY. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the

Debtor or in its name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of an Acceleration, a Termination or a Maturity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after an Acceleration, a Termination or a Maturity, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:"

         4. Notwithstanding anything to the contrary contained in paragraph 3 hereinabove, paragraphs 14.1, 14.2, 14.3, 14.4 and the last unnumbered paragraph which follows paragraph 14.4 of the Security Agreement remain unchanged.



                                        DEBTOR:

                                        KRUG PROPERTIES LTD.



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas W. Kemp
                                        Title:  Vice President & Treasurer



                                        SECURED PARTY:

                                        CORESTATES BANK, N.A., AS
                                        ADMINISTRATIVE AGENT



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas J. Young
                                        Title:  Vice President

         AMENDMENT NO. 1 dated November 22, 1991 to SECURITY AGREEMENT dated as of November 14, 1991 granted by TECHNOLOGY INCORPORATED (the "Debtor") to CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent (the "Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Debtor and the Administrative Agent acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Debtor executed and delivered a Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Security Agreement should be amended to address those modifications.

         3. The Debtor now wishes to amend and supplement the Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Security Agreement is amended by eliminating the language in paragraph 6 thereof in its entirety and inserting, in its place, the following:

                 "6.      SALE OF INVENTORY AND EQUIPMENT.  As long as no
Acceleration, Termination or Maturity (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return."

         2. The Security Agreement is amended by eliminating the language in paragraph 13.1 thereof in its entirety and inserting, in its place, the following:

                 "13.1. If (i) the Revolving Commitment is terminated in accordance with Section 7.2(a) or Section 7.2(c) of the Credit Agreement (a "Termination"), or (ii) all or any portion of the unpaid principal amount of the Notes or Obligations is accelerated in accordance with Section 7.2(a) or
Section 7.2(c) of the Credit Agreement (an "Acceleration"), or (iii) any of such Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), the Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration, a Termination or a Maturity to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Acceleration, a Termination or a Maturity, the Administrative Agent may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement. References in other paragraphs of this Security Agreement to "Acceleration" shall mean an Acceleration or a Maturity."

         3. The Security Agreement is amended by eliminating the language in paragraph 14 thereof in its entirety (except as provided in paragraph 4 hereinbelow) and inserting, in its place, the following:

                 "14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF
ATTORNEY. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the

Debtor or in its name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of an Acceleration, a Termination or a Maturity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after an Acceleration, a Termination or a Maturity, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:"

         4. Notwithstanding anything to the contrary contained in paragraph 3 hereinabove, paragraphs 14.1, 14.2, 14.3, 14.4 and the last unnumbered paragraph which follows paragraph 14.4 of the Security Agreement remain unchanged.



                                        DEBTOR:

                                        TECHNOLOGY INCORPORATED



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas W. Kemp
                                        Title:  Treasurer



                                        SECURED PARTY:

                                        CORESTATES BANK, N.A., AS
                                        ADMINISTRATIVE AGENT



                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

         AMENDMENT NO. 1 dated November 22, 1991 to SECURITY AGREEMENT dated as of November 14, 1991 granted by KRUG INTERNATIONAL CORP. (the "Debtor") to CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent (the "Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Debtor and the Administrative Agent acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Debtor executed and delivered a Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Security Agreement should be amended to address those modifications.

         3. The Debtor now wishes to amend and supplement the Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Security Agreement is amended by eliminating the language in paragraph 6 thereof in its entirety and inserting, in its place, the following:

                 "6.      SALE OF INVENTORY AND EQUIPMENT.  As long as no
Acceleration, Termination or Maturity (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return."

         2. The Security Agreement is amended by eliminating the language in paragraph 13.1 thereof in its entirety and inserting, in its place, the following:

                 "13.1. If (i) the Revolving Commitment is terminated in accordance with Section 7.2(a) or Section 7.2(c) of the Credit Agreement (a "Termination"), or (ii) all or any portion of the unpaid principal amount of the Notes or Obligations is accelerated in accordance with Section 7.2(a) or
Section 7.2(c) of the Credit Agreement (an "Acceleration"), or (iii) any of such Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), the Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration, a Termination or a Maturity to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Acceleration, a Termination or a Maturity, the Administrative Agent may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement. References in other paragraphs of this Security Agreement to "Acceleration" shall mean an Acceleration or a Maturity."

         3. The Security Agreement is amended by eliminating the language in paragraph 14 thereof in its entirety (except as provided in paragraph 4 hereinbelow) and inserting, in its place, the following:

                 "14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF
ATTORNEY. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the

Debtor or in its name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of an Acceleration, a Termination or a Maturity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after an Acceleration, a Termination or a Maturity, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:"

         4. Notwithstanding anything to the contrary contained in paragraph 3 hereinabove, paragraphs 14.1, 14.2, 14.3, 14.4 and the last unnumbered paragraph which follows paragraph 14.4 of the Security Agreement remain unchanged.



                                        DEBTOR:

                                        KRUG INTERNATIONAL CORP.



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas W. Kemp
                                        Title:  Vice President
                                                Finance/Treasurer



                                        SECURED PARTY:

                                        CORESTATES BANK, N.A., AS
                                        ADMINISTRATIVE AGENT



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas J. Young
                                        Title:  Vice President

         AMENDMENT NO. 1 dated November 22, 1991 to SECURITY AGREEMENT dated as of November 14, 1991 granted by KRUG LIFE SCIENCES INC. (the "Debtor") to CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent (the "Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Debtor and the Administrative Agent acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Debtor executed and delivered a Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Security Agreement should be amended to address those modifications.

         3. The Debtor now wishes to amend and supplement the Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Security Agreement is amended by eliminating the language in paragraph 6 thereof in its entirety and inserting, in its place, the following:

                 "6.      SALE OF INVENTORY AND EQUIPMENT.  As long as no
Acceleration, Termination or Maturity (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return."

         2. The Security Agreement is amended by eliminating the language in paragraph 13.1 thereof in its entirety and inserting, in its place, the following:

                 "13.1. If (i) the Revolving Commitment is terminated in accordance with Section 7.2(a) or Section 7.2(c) of the Credit Agreement (a "Termination"), or (ii) all or any portion of the unpaid principal amount of the Notes or Obligations is accelerated in accordance with Section 7.2(a) or
Section 7.2(c) of the Credit Agreement (an "Acceleration"), or (iii) any of such Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), the Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration, a Termination or a Maturity to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Acceleration, a Termination or a Maturity, the Administrative Agent may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement. References in other paragraphs of this Security Agreement to "Acceleration" shall mean an Acceleration or a Maturity."

         3. The Security Agreement is amended by eliminating the language in paragraph 14 thereof in its entirety (except as provided in paragraph 4 hereinbelow) and inserting, in its place, the following:

                 "14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF
ATTORNEY. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the

Debtor or in its name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of an Acceleration, a Termination or a Maturity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after an Acceleration, a Termination or a Maturity, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:"

         4. Notwithstanding anything to the contrary contained in paragraph 3 hereinabove, paragraphs 14.1, 14.2, 14.3, 14.4 and the last unnumbered paragraph which follows paragraph 14.4 of the Security Agreement remain unchanged.



                                        DEBTOR:

                                        KRUG LIFE SCIENCES INC.



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas W. Kemp
                                        Title:  Treasurer



                                        SECURED PARTY:

                                        CORESTATES BANK, N.A., AS
                                        ADMINISTRATIVE AGENT



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas J. Young
                                        Title:  Vice President

         AMENDMENT NO. 1 dated November 22, 1991 to SECURITY AGREEMENT dated as of November 14, 1991 granted by TECHNOLOGY/SCIENTIFIC SERVICES, INC. (the "Debtor") to CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent (the "Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Debtor and the Administrative Agent acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Debtor executed and delivered a Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Security Agreement should be amended to address those modifications.

         3. The Debtor now wishes to amend and supplement the Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Security Agreement is amended by eliminating the language in paragraph 6 thereof in its entirety and inserting, in its place, the following:

                 "6.      SALE OF INVENTORY AND EQUIPMENT.  As long as no
Acceleration, Termination or Maturity (each as hereinafter defined) has occurred, the Debtor will have the right to process and sell the Inventory in the regular course of its business at customary prices (but in no event may the Debtor transfer any Inventory in satisfaction of any debt), to dispose of Equipment in the regular course of its business provided the Equipment disposed of is (a) either obsolete in Debtor's business or (b) replaced with other Equipment, which replacement Equipment will be Collateral and subject to this Agreement and subject to the Credit Agreement. The Debtor will give the Administrative Agent notice of any returned Inventory with a total value exceeding $25,000 per return."

         2. The Security Agreement is amended by eliminating the language in paragraph 13.1 thereof in its entirety and inserting, in its place, the following:

                 "13.1. If (i) the Revolving Commitment is terminated in accordance with Section 7.2(a) or Section 7.2(c) of the Credit Agreement (a "Termination"), or (ii) all or any portion of the unpaid principal amount of the Notes or Obligations is accelerated in accordance with Section 7.2(a) or
Section 7.2(c) of the Credit Agreement (an "Acceleration"), or (iii) any of such Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), the Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Security Agreement, the Credit Agreement and/or applicable law (including those given to a secured party under the Pennsylvania Uniform Commercial Code, as it may be amended from time to time), including but not limited to the right upon default and after an Acceleration, a Termination or a Maturity to take possession and sell, lease or otherwise dispose of the Collateral and, at its option, operate, use or exercise any rights of ownership pertaining to the Collateral as the Administrative Agent deems necessary to preserve the value and receive the benefits of the Collateral. Upon the occurrence of an Acceleration, a Termination or a Maturity, the Administrative Agent may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral or any part thereof may be situated and take possession and remove the same therefrom. The Administrative Agent may require the Debtor to make the Collateral available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement. References in other paragraphs of this Security Agreement to "Acceleration" shall mean an Acceleration or a Maturity."

         3. The Security Agreement is amended by eliminating the language in paragraph 14 thereof in its entirety (except as provided in paragraph 4 hereinbelow) and inserting, in its place, the following:

                 "14.      RIGHTS OF THE ADMINISTRATIVE AGENT; POWER OF
ATTORNEY. The Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in its name, from time to time in the Administrative

Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, upon the occurrence of an Acceleration, a Termination or a Maturity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Administrative Agent the power and right, on behalf of the Debtor, after an Acceleration, a Termination or a Maturity, and without notice (except such notice as may be required by the Credit Agreement) to or assent by the Debtor, to do the following:"

         4. Notwithstanding anything to the contrary contained in paragraph 3 hereinabove, paragraphs 14.1, 14.2, 14.3, 14.4 and the last unnumbered paragraph which follows paragraph 14.4 of the Security Agreement remain unchanged.



                                        DEBTOR:

                                        TECHNOLOGY/SCIENTIFIC
                                        SERVICES, INC.



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas W. Kemp
                                        Title:  Secretary & Treasurer



                                        SECURED PARTY:

                                        CORESTATES BANK, N.A., AS
                                        ADMINISTRATIVE AGENT



                                        By:
                                           -------------------------------
                                        Print Name:  Thomas J. Young
                                        Title:  Vice President

                     OPEN-END MORTGAGE, ASSIGNMENT OF RENTS
                       AND LEASES AND SECURITY AGREEMENT


      This Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is made by KRUG INTERNATIONAL CORP. (formerly known as Technology Incorporated), an Ohio corporation with its principal place of business at 6 Gem Plaza, Suite 500, Dayton, Ohio 45402-1908 (the "Mortgagor"), for the benefit of CORESTATES BANK, N.A., A NATIONAL BANKING ASSOCIATION WHICH ALSO CONDUCTS BUSINESS AS PHILADELPHIA NATIONAL BANK AND AS CORESTATES FIRST PENNSYLVANIA BANK, with its principal place of business at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, as Administrative Agent (the "Administrative Agent) (said Administrative Agent being also referred to hereinafter as the "Mortgagee") for the Lenders under the Credit Agreement, hereinafter described, of even date herewith between and among KRUG International Corp., Technology/Scientific Services, Inc., KRUG Life Sciences, Inc., Society Bank, National Association, The Central Trust Company, N.A., Comerica Bank, CoreStates Bank, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, and Security Pacific National Bank (collectively the "Lenders") under the Credit Agreement hereinafter described, as follows:


                                   SECTION 1
                                     GRANT

      1.1 PROPERTY. The Mortgagor hereby mortgages, warrants, grants, bargains, sells, encumbers, conveys, assigns and transfers to the Mortgagee, its successors and assigns forever, all estate, title and interest in and to the following, now existing or hereafter arising (collectively, the "Property"):

                 1.1.1 the real estate described in Exhibit A attached hereto, all of the estate, title and interest of the Mortgagor in law or equity, of, in and to such real estate and all of the privileges, easements and appurtenances belonging to such real estate, including all heretofore or hereafter vacated streets or alleys which abut such real estate;

                 1.1.2 all buildings and improvements of every kind and description now existing or hereafter placed on such real estate and all fixtures, machinery, appliances, equipment, furniture and personal property of every kind whatsoever owned by Mortgagor and located in or on, or attached to, and used or intended to be used in connection with the operation of such real estate, buildings, structures or other improvements thereon or in connection with any construction being conducted or which may be conducted thereon, including but not limited to the electric, water, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus; boilers, ranges, furnaces, oil burners or units thereof; radiators; heaters; appliances; air-cooling and air conditioning apparatus; vacuum cleaning systems; elevators;

escalators; shades; awnings, screens, doors, storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; beds, tables, lamps and all other furniture and furnishings;

                 1.1.3 all rents, leases, issues and profits arising out of any of the foregoing, including all insurance policies and payments made under insurance policies relating to any of the foregoing and judgments, awards and settlements resulting from any condemnation proceeding or similar taking against the foregoing property under the power of eminent domain;

                 1.1.4 the Mortgagor's interest in all contracts for the design, construction, management, maintenance or operation of such real estate, all licenses and permits therefor and all books and records related thereto; and

                 1.1.5 all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing, and the proceeds of all of the foregoing.

      1.2 SECURITY. To have and to hold the Property to the Mortgagee and its successors and assigns forever, for the uses and purposes herein set forth to secure the payment of the Indebtedness as defined in Section 2, below, and the performance of all obligations of the Mortgagor hereunder.

                                   SECTION 2
                                  INDEBTEDNESS

      This conveyance, however, is made to secure the payment of (a) the Term Note of the Mortgagor of even date herewith payable to the order of Society Bank, National Association in the original principal amount of $2,870,000; (b) the Term Note of the Mortgagor of even date herewith payable to the order of The Central Trust Company, N.A. in the original principal amount of $2,880,000;
(c) the Term Note of the Mortgagor of even date herewith payable to the order of Comerica Bank in the original principal amount of $1,800,000; (d) the Term Note of the Mortgagor of even date herewith payable to the order of CoreStates Bank, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, in the original principal amount of $2,880,000; (e) the Term Note of the Mortgagor of even date herewith payable to the order of Security Pacific National Bank in the original principal amount of $3,600,000; (f) the Revolving Credit Note of the Mortgagor of even date herewith payable to the order of CoreStates Bank, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, as Administrative Agent for: (1) Society Bank, National Association; (2) The Central Trust Company, N.A.; (3) Comerica Bank; and (4) CoreStates Bank, N.A. in the original principal amount of $2,500,000; (g) the standby letter of credit agreements between the Mortgagor and The Central Trust Company, N.A. one dated November 3, 1986 with respect to a letter of credit in stated amount of $613,900 and one dated November 8, 1990 with respect to a letter of credit in stated amount of $1,227,800; (h) all Obligations (as defined in the Credit Agreement of even date herewith among the Mortgagor, the Lenders, the Administrative Agent and other parties described therein (as amended from time to time, the "Credit Agreement")) now existing and hereafter arising under the Credit Agreement; (i) all amendments, extensions and renewals of any of the foregoing; (j) all future advances made pursuant to Section 8 hereof and all advances or expenses of any kind made by the Mortgagee pursuant to the provisions of this Mortgage, (the foregoing collectively referred to as the "Indebtedness").

                                   SECTION 3
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      The Mortgagor covenants, represents, warrants and agrees with the Mortgagee as follows:

      3.1        TITLE.  The Mortgagor is the lawful owner of the Property;
title to the Property is vested in the Mortgagor and is free, clear and unencumbered except for Permitted Liens (as defined in the Credit Agreement); there has been no prior assignment of any of the Mortgagor's rights in the Property; the Mortgagor has good right and full power to convey and encumber the Property and to execute this Mortgage; the Mortgagor will make such further assurances of title as the Mortgagee may require; and the Mortgagor will warrant and defend the Property against all claims and demands whatsoever.

      3.2 INDEBTEDNESS. The Mortgagor will promptly pay, or cause to be paid, the Indebtedness when due.

      3.3 IMPOSITIONS. The Mortgagor will pay, or cause to be paid, when due:

                 3.3.1 All of the following (hereinafter collectively called the "Impositions"): all real estate taxes, personal property taxes, assessments, water and sewer rates and charges, and all other governmental levies and charges, of every kind and nature whatsoever, general and special, ordinary and extraordinary, which are assessed, levied, confirmed, imposed or become a lien upon or against the Property or any portion thereof, and all taxes, assessments and charges upon the rents, issues, income or profits of the Property, or which become payable with respect thereto or with respect to the occupancy, use or possession of the Property, whether such taxes, assessments or charges are levied directly or indirectly;

                 3.3.2 On the first day of each month after the occurrence of any one or more Events of Default (as that term is defined below), a deposit with the Mortgagee equal to one-twelfth of the annual charges, as estimated by the Mortgagee, for the Impositions (as defined above) and premiums for insurance required under Section 3.7, below. Such amount will be held by or on behalf of the Mortgagee and will be applied to pay such Impositions and premiums when the same become due. The Mortgagee will not be required to pay any interest or earnings on such sums. The Mortgagor hereby pledges all such sums as additional collateral for the Indebtedness. If the amount held by the Mortgagee is not sufficient to pay the Impositions and premiums when due, the

Mortgagor will, promptly upon request of the Mortgagee, pay to the Mortgagee any amount necessary to make up such deficiency.

                 3.3.3 If the Mortgagee is not establishing an escrow for Impositions, then within 20 days after demand therefor, the Mortgagor will deliver to the Mortgagee the original, or a photostatic copy, of the official receipt evidencing payment of Impositions or other proof of payment satisfactory to the Mortgagee. Notwithstanding the provisions of Section 3.3.1, any tax or special assessment which is a lien on the Property may be paid in installments provided that each installment is paid on or prior to the date when the same is due without the imposition of any penalty.

      3.4 COMPLIANCE WITH LAWS. The Mortgagor will promptly comply or cause compliance with all present and future laws, ordinances, rules, regulations and other requirements of all governmental authorities having or claiming jurisdiction of or with respect to the Property or any portion thereof or the use or occupancy thereof.

      3.5 CONDITION OF PROPERTY. The Mortgagor will keep and maintain, or cause to be kept and maintained, the Property (including all improvements thereon and the sidewalks, sewers, and curbs) in good order and condition, will make or cause to be made, as and when the same becomes necessary, all structural and nonstructural and all ordinary and extraordinary repairs and all maintenance necessary to that end, will suffer no waste to the Property, and will make all repairs and maintenance to the Property in a good and workmanlike manner.

      3.6 IMPROVEMENTS. The Mortgagor will not remove or demolish, or suffer or permit others to remove or demolish, any improvements installed or placed on the Property (other than tenant improvements) or, subject to the provisions of Section 3.5, cause or permit such improvements to be materially changed or altered without the prior written consent of the Mortgagee, as well as the Mortgagee's prior written consent to the plans and specifications relating thereto, and that the Mortgagor will not institute or cause to be instituted any proceedings that could change the permitted use of the Property from the use presently zoned.

      3.7 INSURANCE. The Mortgagor will keep all improvements, if any, now on, or that hereafter may be put upon, the Property, including fixtures and all personal property owned by the Mortgagor and used in the operation of the Property, insured at all times for the benefit of the Mortgagee and the Mortgagor, as their respective interests may appear, against loss or damage by fire, and such other risks of damage, hazards, casualties and contingencies and in the manner and form and in the amounts as specified in writing by the Mortgagee from time to time, subject to the requirements of the Credit Agreement and the following additional terms and conditions:

                 3.7.1 Such insurance will be issued by a company or companies and in amounts reasonably acceptable to, and in every respect satisfactory to, the Mortgagee and will contain a provision requiring that the coverage evidenced thereby will not be terminated or materially modified without 30 days' prior written notice to the Mortgagee. If the Mortgagor fails to carry any insurance required to be carried by the Mortgagor under the terms of this Mortgage, the Mortgagee, at its option, may procure and maintain such insurance and the Mortgagor will promptly reimburse the Mortgagee for any premiums paid by the Mortgagee for such insurance. The originals or appropriate certificates of all policies of insurance required to be carried under this Mortgage, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to the Mortgagee of such payment, will be delivered to the Mortgagee concurrently with the execution and delivery hereof. The Mortgagor will deliver to the Mortgagee a new policy (or certificate, in the case of insurance for which only certificates have been previously furnished) bearing such notation or accompanied by such other evidence as replacement for any expiring policy at least 30 days before the date of such expiration.

                 3.7.2      All policies of insurance required by this Section
3.7 will contain a standard mortgagee clause in favor of the Mortgagee and a waiver of insurer's right of subrogation against funds paid under the standard mortgagee endorsement. In case of a loss payable under such insurance for damage to or destruction of the Property, the right to adjust all claims under such insurance policies (jointly with the Mortgagor), and the application of the proceeds of any such claim, are assigned to the Mortgagee. The Mortgagor hereby assigns to the Mortgagee all amounts recoverable under any such policy. The amount collected by the Mortgagee, at the option of the Mortgagee, may be used in any one or more of the following ways: (i) applied to the payment of any sums then in default under the Indebtedness; (ii) used to fulfill any of the covenants contained herein which the Mortgagor has failed to fulfill, as the Mortgagee may determine; (iii) unless the insurer denies liability to any insured, used to restore the Property to a condition satisfactory to the Mortgagee on such terms and conditions as the Mortgagee may determine; (iv) released to the Mortgagor, provided that if any sums remain after satisfaction of items (i) or (ii), above, the Mortgagee, at its election, may apply the same upon the Indebtedness, whether the Indebtedness is then matured or unmatured. The Mortgagee is hereby irrevocably appointed by the Mortgagor as attorney-in-fact of the Mortgagor to assign any policy in the event of the foreclosure of this Mortgage or other extinguishment of the Indebtedness, and the Mortgagor will have no right to reimbursement for premiums unearned at the time of any such assignment. The rights of the Mortgagee under this Section 3.7.2 are subject to the rights of the holder of the mortgage granted to Gem City Savings Association and recorded in Mortgage Book 457 page 220 of the Greene County, Ohio Recorder's Office, and also to the rights of the Mortgagor under Section 3.7.3 and 3.7.4 of this Mortgage.

                 3.7.3 If the Property is damaged or destroyed by fire or other casualty and if no Event of Default has occurred and is continuing, the Mortgagor, notwithstanding the rights of the Mortgagee under Section 3.7.2 hereof, shall have the right to the proceeds of insurance policies for the purpose of restoring the property damaged or destroyed to such extent as the Mortgagor desires for its uses and purposes, in accordance with plans and specifications approved in writing by the Mortgagee, which approval shall not be unreasonably withheld, and the Mortgagor and the Mortgagee will apply for such purpose so much as may be necessary of any proceeds of insurance resulting from claims for losses under the insurance policies required to be carried by this Section 3.7. In such event all insurance proceeds of $50,000 or less for any one loss shall be paid to the Mortgagor for such purpose. All such proceeds in excess of such amount for any one loss shall be paid to and held by the Mortgagee in a separate interest bearing disbursement account and the Mortgagee will apply so much as may be necessary of the proceeds to payment of the costs incurred by the Mortgagee for the restoration of the Property, either on completion thereof or as the work progresses as directed by the Mortgagor, subject to the Mortgagee securing such protection against mechanics liens as the Mortgagee may reasonably require. If the insurance proceeds will be insufficient to pay in full the costs of restoration, the Mortgagor will, prior to the commencement thereof, deposit the deficiency with the Mortgagee in the separate disbursement account, which deposit shall first be exhausted before any disbursement of the insurance proceeds. Any balance of such proceeds and any investment income thereon remaining after payment of all costs of restoration, and all costs reasonably incurred by the Mortgagee in administering and disbursing the fund, shall be paid to the Mortgagor.

                 3.7.4 Any insurance proceeds applied to the Indebtedness will be applied first to any payment required to be made by Section 2.5.1(g) of the Credit Agreement.

      3.8 SALE, TRANSFER OR ENCUMBRANCE. Except as permitted by the Credit Agreement, the Mortgagor will not further mortgage, sell or convey, grant a deed of trust, pledge, grant a security interest in leases, execute a land contract or installment sales contract, or otherwise dispose of, further encumber or suffer the encumbrance of, whether by operation of law or otherwise, any or all of its interest in the Property without the Mortgagee's prior written consent.

      3.9 MECHANICS LIENS. The Mortgagor will keep and maintain the Property free from all liens of persons supplying labor and materials for the construction, modification, repair or maintenance of any building or improvements whether on the Property or not. If any such lien is filed against the Property, the Mortgagor will discharge the same of record within 30 days after the lien is filed or, if not filed, within 30 days after the Mortgagor has notice thereof, provided that, in connection with any such lien or claim that the Mortgagor may in good faith desire to contest, the Mortgagor may contest the same by appropriate legal proceedings, diligently prosecuted, upon the posting of a bond or other security satisfactory to the Mortgagee.

      3.10 EMINENT DOMAIN. All awards heretofore or hereafter made by any public or quasi-public authority to the present and any subsequent owner of the Property by virtue of an exercise of the right of eminent domain by such authority, including any award for a taking of title, possession or right of access to a public way, or for any change of grade of streets affecting the Property, are hereby assigned to the Mortgagee and the Mortgagee, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award from the authorities making the same and to give proper receipts and acquittances therefor, and, at the Mortgagee's election, may use such proceeds in any one or more of the following ways: (a) use the same or any part thereof to fulfill any of the covenants contained herein as the Mortgagee may determine, (b) use the same or any part thereof to replace or restore the Property to a condition satisfactory to the Mortgagee, (c) apply the same against the Indebtedness, or (d) release the same to the Mortgagee. The Mortgagee will have the right to intervene and participate (jointly with the Mortgagor) in any proceedings for and in connection with any such taking. Upon the request of the Mortgagee, the Mortgagor will make, execute and deliver all assignments and other instruments sufficient for the purpose is assigning all such awards to the Mortgagee free, clear and discharged of all encumbrances.

      3.11 UNPAID IMPOSITIONS. In the event that any governmental agency claims that any tax or other governmental charge or Imposition is due, unpaid or payable by the Mortgagor or the Mortgagee upon the Indebtedness (other than income tax, franchise tax or similar tax on the interest or premium receivable by the Mortgagee thereunder) and including any recording tax, documentary stamps or other tax or imposition on any of the Indebtedness or this Mortgage, the Mortgagor forthwith will pay such tax and, within a reasonable time thereafter, deliver to the Mortgagee satisfactory proof of payment thereof or if the Mortgagor is contesting the same in good faith, the Mortgagor will establish with the Mortgagee security in form, substance and amount reasonably acceptable to the Mortgagee for the payment thereof.

      3.12       ENVIRONMENTAL MATTERS.

                 3.12.1 Except as disclosed in the Disclosure Statement referred to in the Credit Agreement and to the best of the Mortgagor's knowledge after due investigation, there have been no complaints, citations, claims, notices, information requests, orders (including but not limited to clean up orders) or directives on environmental grounds made or delivered to, pending or served on, or anticipated by the Mortgagor or its agents, or of which the Mortgagor or its agents, after due investigation, including consideration of the previous uses of the Property, are aware or should be aware (i) issued by a governmental department or agency having jurisdiction over the Property or (ii) issued or claimed by any persons, agencies, or organizations and affecting the Property, or any part thereof.

                 3.12.2 To the best of the Mortgagor's knowledge, after due investigation, including but not limited to consideration of the previous uses of the Property, there have not been and are not now any solid waste, hazardous waste, hazardous substances, toxic substances, toxic chemicals, pollutants or contaminants, underground storage tanks, purposeful dumps or accidental spills in, on or about the Property or any part thereof, except those for which appropriate regulatory permits have been obtained and those which are present in quantities for which permits are not required under applicable local, state or federal law, rule or regulation.

                 3.12.3 To the best of the Mortgagor's knowledge, after due investigation, including consideration of the previous uses of the Property, there have not been and are not now any material or reportable emissions, spills, seepage, damage, releases or discharges into or upon the air, soils or improvements located thereon, surface water or ground water, or any sewer or septic system servicing the Property, of any toxic or hazardous substances, pollutants, contaminants, solid waste or hazardous waste which have affected or are now affecting the Property or any part thereof.

                 3.12.4 To the best of the Mortgagor's knowledge, after due investigation, the Mortgagor has obtained and will maintain all necessary approvals, permits, licenses, certificates, or satisfactory clearances from all governmental authorities, utility companies or development-related entities, with respect to the Mortgagor's use of the Property and the Mortgagor's discharge of any chemicals, liquids and emissions, into the atmosphere, ground water or surface water, including but not limited to sewers or septic systems, from the Property.

                 3.12.5 To the best of the Mortgagor's knowledge, after due investigation, the Mortgagor and its business, operations, equipment or other facilities at the Property are in compliance in all material respects with all applicable federal, state and local statutes, laws, regulations and ordinances.

                 3.12.6 Except as disclosed in the Disclosure Statement referred to in the Credit Agreement and to the best of the Mortgagor's knowledge, no asbestos or asbestos containing materials are installed, used or incorporated into the Mortgagor's property, and no asbestos or asbestos containing materials have been disposed of on the Property.

                 3.12.7 Except as disclosed in the Disclosure Statement referred to in the Credit Agreement and to the best of the Mortgagor's knowledge, no polychlorinated biphenyls ("PCB's") are located on or in the Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

                 3.12.8 Neither the Mortgagee nor any Lender will be deemed to assume any liability or obligation for loss, damage, fines, penalties, claims or duty to clean-up or dispose of wastes or materials on or relating to the Property merely by conducting any inspections of the Property or by obtaining title to the Property by foreclosure, deed in lieu of foreclosure or otherwise. The Mortgagor agrees to remain fully liable and will indemnify and hold harmless the Mortgagee and each Lender from any costs, expenses, clean-up costs, waste disposal costs, litigation costs, fines, penalties, fines within the meaning of CERCLA, as amended by SARA, and other related liabilities.
These covenants will survive the release or satisfaction of this Mortgage or the foreclosure thereof.

      3.13       Default Under Gem City Savings Association Mortgage.
Mortgagor will not permit a default (or an "Event of Default" as may be defined therein) to occur under the terms, covenants or conditions of any other mortgage, lien or encumbrance filed against the Property.


                                   SECTION 4
                         ASSIGNMENT OF RENTS AND LEASES

      4.1 ASSIGNMENT. The Mortgagor hereby transfers and assigns to the Mortgagee all present and future leases of all or any part of the Property (the "Leases"), all guarantees of any lessee's performance thereunder, and all rents, income, revenues and profits arising out of the Property, all as further security for the payment of the Indebtedness. The rights assigned hereunder include but are not limited to all of the Mortgagor's rights (a) to make material modifications of the Leases; (b) to terminate or to accept the surrender thereof; (c) to waive or release the lessees from the observance or performance by the lessees of any material covenant or condition of the leases; and (d) to give any consent to any assignment of the Leases or any sublease of any part of the Property. Any and all Leases will be arms-length agreements (with persons unrelated to the Mortgagor, the Borrowers or the Guarantors) and will be at prevailing market rates and terms.

      4.2 DUTIES OF THE MORTGAGOR. The Mortgagor will observe and perform all covenants and conditions to be observed or performed by the lessor under the Leases and enforce the observance and performance of the Leases by the lessees. The Mortgagor will not cancel, surrender, terminate or materially alter, amend or modify any Leases, release any party liable thereunder or consent to the assignment of the interests of any lessees without the prior written consent of the Mortgagee which consent will not be unreasonably withheld; and the Mortgagee will be deemed to have consented to any such items if the Mortgagee fails to object thereto within 5 days of receipt of a written request for the Mortgagee's consent. The Mortgagor will not permit the prepayment of any rents under the Leases for more than 30 days in advance of their due date without the prior written consent of the Mortgagee. The form of lease to be used for tenants in the Property will be submitted to the Mortgagee.

      4.3 INDEMNIFICATION. The Mortgagee will not be obligated to perform or discharge any obligation or duty of the Mortgagor under any of the Leases, and the acceptance of this Assignment does not constitute an assumption of any such obligation or duty, regardless of whether Mortgagee is collecting the rent from any such Leases, and Mortgagor specifically acknowledges that Mortgagee does not have to perform any of Mortgagor's obligations or duties under the Leases prior to or subsequent to Mortgagee's collection of such rents. The Mortgagee will not be deemed to have any responsibility for the control, care, management or repair of the Property or any responsibility or liability for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss, injury or death to any lessee, licensee, employee, stranger or other person. The Mortgagor will indemnify and hold the Mortgagee harmless against all liabilities, losses and damages that the Mortgagee may incur under the Leases or under or by reason of this assignment except for the Mortgagee's wilful negligent acts or liabilities, losses and damages arising out of the Mortgagee's possession or control of the Property.

      4.4 RENT. Provided that no Event of Default (as hereinafter defined) exists hereunder and Acceleration (as hereinafter defined) has not occurred, the Mortgagor will have the right to collect all rents under any Lease (but not more than 30 days in advance of their due date), provided that upon the occurrence of an Event of Default hereunder and Acceleration (hereinafter defined), the Mortgagee may take such actions with respect to the Leases and the rents, issues and profits (including the notification to lessees to make rent payments directly to the Mortgagee) from the Property, as permitted by law or in equity, including, but not limited to, the remedies set forth in Section 6, below.

                                   SECTION 5
                   UNIFORM COMMERCIAL CODE SECURITY AGREEMENT

      5.1 SECURITY AGREEMENT. This instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which may be subject to a security interest pursuant to the applicable version of the Uniform Commercial Code, and the Mortgagor hereby grants the Mortgagee a security interest in such items.

      5.2 FILINGS. The Mortgagor agrees that this instrument, or a reproduction thereof, may be filed in the real estate records or other appropriate index, as a financing statement for any of the items specified above (including fixtures) as part of the Property. Any reproduction of this instrument or of any other security agreement or financing statement will be sufficient as a financing statement. The Mortgagor agrees to execute and deliver to the Mortgagee upon request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this instrument in such form as the Mortgagee may require to perfect a security interest with respect to said items. The Mortgagor will pay all costs of filing such financing statement and any extensions, renewals, amendments and releases thereof, and will pay all reasonable costs and expenses of any record searches for financing statements the Mortgagee may require.

      5.3 BOOKS AND RECORDS. The Mortgagor will keep its books, records and documents concerning the Property at the Property or at the address set forth in Section 7.5, below. The Mortgagee and its agents may examine and make extracts and copies from the books, records and documents of the Mortgagor which relate to the Property.

      5.4 CONTRACTS. The Mortgagor will observe and perform all covenants and conditions to be performed by the Mortgagor under any contracts which are included within the Property, will enforce such contracts, will not materially modify such contracts, terminate such contracts or release parties thereto without consent of the Mortgagee and will not assign or encumber its interest therein. The assignment and grant of a security interest in the Property does not constitute an assumption by the Mortgagee of any obligation or duty thereunder.

      5.5 REMEDIES. Upon any Event of Default under this instrument and after Acceleration (hereinafter defined), the

Mortgagee will have the remedies of a secured party under the Uniform Commercial Code and, at the Mortgagee's option, may also invoke the remedies provided in this instrument and/or under applicable law. In exercising any of said remedies, the Mortgagee may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of the Mortgagee's remedies under the Uniform Commercial Code or of the remedies in this instrument. Taking possession of any of the Property and the performance of the obligations of the Mortgagor thereunder will not operate to cure or waive any default or prohibit the taking of any other action by the Mortgagee under any instrument or at law or in equity to enforce the payment of the Indebtedness or to realize upon any other security or guarantee therefor. The Mortgagee may, so far as the Mortgagor can give authority therefor, enter upon any premises on which the Property or the books and records relating to the Property are located and take possession of and remove the same therefrom. The Mortgagor waives all claims for damages by reason of any seizure, repossession, retention or sale of the Property under the terms hereof. Any requirement of reasonable notice, if necessary, will be met if such notice is mailed, postage prepaid, to the address of the Mortgagor shown in Section 7.5 below at least 10 days before the time of the sale or other disposition of the Property. The net proceeds arising from the disposition of the Property, after deducting the Mortgagee's expenses, will be applied to the Indebtedness in the order determined by the Mortgagee. If any excess remains after the discharge of all of the Indebtedness and the payment of all such expenses, it will be paid to the Mortgagor.


                                   SECTION 6
                               DEFAULT; REMEDIES

      6.1 EVENTS OF DEFAULT. The entire Indebtedness will become due, at the option of the Mortgagee, if any one or more of the Events of Default as defined in the Credit Agreement occurs and continues beyond any applicable grace or notice period and if a determination has been made by the Majority Lenders under Section 7.2 of the Credit Agreement to declare the Obligations to be due and payable ("Acceleration"). An "Event of Default" under this Agreement will have the same meaning given such term in the Credit Agreement.

      6.2 REMEDIES. Upon maturity of any of the Indebtedness or at any time after an Event of Default and Acceleration (except as provided hereinbelow), the Mortgagee will have all rights and remedies provided at law or in equity or under this Mortgage, including the right to accelerate the maturity of the Indebtedness and the right to foreclose the lien of this Mortgage. Notwithstanding anything to the contrary contained in this Section 6.2, the rights and remedies granted to the Mortgagee subsequent to an Event of Default, which rights and remedies are specified in Section 3.3.2 hereof, do not require an Acceleration before the Mortgagee may exercise any of such rights or remedies.

      6.3 WAIVERS. The failure of the Mortgagee to exercise either or both of its options to accelerate the maturity of the indebtedness secured hereby and to foreclose the lien hereof following any Event of Default, or to exercise any other option granted to the Mortgagee of partial payments of such indebtedness, will neither constitute a waiver of any such default or of the Mortgagee's options hereunder nor establish, extend or affect any grace period for payments due under the Note, but such options will remain continuously in force. Acceleration of maturity, once claimed hereunder by the Mortgagee, may, at the Mortgagee's option, be rescinded by written acknowledgment to that effect by the Mortgagee and will not affect the Mortgagee's right to accelerate maturity upon or after any future default.

      6.4 EXPENSES. In any proceeding to foreclose the lien of this Mortgage or enforce any other remedy of the Mortgagee under the Indebtedness, this Mortgage or any other document securing the Indebtedness, or in any other proceeding whatsoever in connection with any of the Property in which the Mortgagee is named as a party, there will be allowed and included, as additional indebtedness in the judgment or decree resulting therefrom, all expenses paid or incurred in connection with such proceeding by or on behalf of the Mortgagee constituting attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, survey costs, and costs (which may be estimated as to items to be expended after entry of such judgment or decree) of procuring all abstracts of title, title searches and examinations, title insurance policies, Torrens certificates and any similar data and assurances with respect to title to the Property as the Mortgagee may deem reasonably necessary either to prosecute or defend in such proceeding or to evidence to bidders at any sale pursuant to such decree the true condition of the title to or value of the premises or the Property.

All expenses of the foregoing nature, and such expenses as may be incurred in the protection of any of the Property and the maintenance of the lien of this Mortgage thereon, including, without limitation, the fees of any attorney employed by the Mortgagee in any litigation affecting the Note, this Mortgage or any of the Property, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding in connection therewith, will be immediately due and payable by the Mortgagor with interest thereon at the Default Rate as defined in the Credit Agreement, but not higher than the highest rate permitted by law.

      6.5 PROCEEDS. The proceeds of any foreclosure sale of the Property, or any part thereof, will be distributed and applied in the following order of priority: (a) on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in Section
6.4 hereof; (b) all other items that, under the terms of this Mortgage, constitute secured indebtedness additional to that evidenced by the Indebtedness, with interest thereon at the Default Rate as defined in the Credit Agreement; (c) all principal and interest remaining unpaid under the Indebtedness, in the order of priority specified by the Mortgagee in its sole discretion; and (d) the balance to the Mortgagor or its successors or assigns, as its interests may appear.

      6.6 ADDITIONAL REMEDIES. If an Event of Default occurs and is continuing and after Acceleration, the Mortgagee, at its option, in addition to the other remedies provided herein or in law or equity, may proceed to enter upon, take possession of, and manage and operate the Property and may proceed to perform any or all obligations of the Mortgagor under the Leases, and exercise the rights of the Mortgagor contained therein as fully as the Mortgagor itself could, without regard to the adequacy of security for the indebtedness hereby secured and with or without bringing any legal action or causing any receiver to be appointed by any court; may let or re-let the Property or any part thereof and enforce, modify, cancel or accept the surrender of any of the Leases; may bring or defend any suits in connection with the possession of the Property or any part thereof, in the name of either the Mortgagor or the Mortgagee; may make such repairs as the Mortgagee may deem appropriate; may pay out of rents, income or profits any liens, taxes, assessments, insurance premiums, utility charges or costs of keeping the Property in good condition and repair; may in the name of either the Mortgagor or the Mortgagee sue for or otherwise collect and receive all rents, issues and profits, including those past due and unpaid; and may do all other things the Mortgagee may deem necessary or proper to protect its security. Entry upon and taking possession of the Property and the collection of the rents and the application thereof will not operate to cure or waive any default under any instrument given by the Mortgagor to the Mortgagee or prohibit the taking of any other action by the Mortgagee under any such other instrument, or at law or in equity to enforce the payment of the indebtedness secured hereby or to realize on any other security or guarantee.

      6.7 RECEIVER. Upon or at any time after the occurrence of an Event of Default hereunder and Acceleration, the Mortgagee may request the appointment of a receiver of the Property. Such appointment may be made either before or after any foreclosure action or sale, without notice and without regard to the solvency or insolvency, at the time of application for such receiver, of the person or persons, if any, liable for the payment of the indebtedness secured hereby without regard to the value of the Property at such time and whether or not the same is then occupied as a homestead and without bond being required of the applicant. Such receiver will have the power to take possession, control and care of the Property and to collect all rents, issues, deposits and profits thereof.

      6.8 RIGHTS OF MORTGAGEE. If the Mortgagor fails to pay any Impositions or to make any other payment required to be paid by the Mortgagor under this Mortgage at the time and in the manner provided in this Mortgage, or if an Event of Default occurs under this Mortgage, then without limiting the generality of any other provision of this Mortgage and without waiving or releasing the Mortgagor from any of its obligations hereunder, the Mortgagee will have the right, but will be under no obligation, to pay any Impositions or other payment, or any sums due under this Mortgage, and may perform any other act or take such action as may be appropriate to cause such other term, covenant, condition or obligation to be promptly performed or observed on behalf of the Mortgagor, provided that, unless in the Mortgagee's judgment the sending of a l0-day notice will impair the security of the lien of the Mortgage, the Mortgagee will give the Mortgagor 10 days' prior written notice prior to making any such payment. In any such event, the Mortgagee and any person designated by the Mortgagee will have, and is hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of performing any such act or taking any such action, and all monies expended by the Mortgagee in connection with making such payment or performing such act (including, but not limited to, legal expenses and disbursements), together with interest thereon at the Default Rate specified in the Credit Agreement, but not higher than the highest rate permitted by law, from the date of each such expenditure, will be paid by the Mortgagor to the Mortgagee forthwith upon demand by the Mortgagee and will be secured by this Mortgage.


                                   SECTION 7
                                 MISCELLANEOUS

      7.1 RIGHTS CUMULATIVE. The rights of the Mortgagee arising under the provisions and covenants contained in this Mortgage and the Indebtedness and other documents securing the Indebtedness or any part thereof will be separate, distinct and cumulative and none of them will be exclusive of the others. No act of the Mortgagee will be construed as an election to proceed under any one provision herein or in such other documents to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

      7.2 WAIVERS. A waiver in one or more instances of any of the terms, covenants, conditions or provisions hereof, or of the Note or any documents securing the Indebtedness or any part thereof, will apply to the particular instance or instances and at the particular time or times only, and no such waiver will be deemed a continuing waiver, but all of the terms, covenants, conditions and other provisions of this Mortgage and of such other documents will survive and continue to remain in full force and effect. No waiver will be asserted against the Mortgagee unless in writing signed by the Mortgagee.

      7.3 TITLE. The titles to the Sections hereof are for reference only and do not limit in any way the content thereof.

      7.4 AMENDMENTS. No change, amendment, modification, cancellation or discharge hereof, or any part hereof, will be valid unless in writing and signed by the parties hereto or their respective successors and assigns.

      7.5 NOTICES. All notices, demands and requests given or required hereunder to be given by either party hereto to the other party will be in writing and will be deemed to have been properly given if sent by certified mail, postage prepaid, return receipt requested, addressed as follows:

            To the Mortgagor at:                  Krug International Corp.
                                                  6 Gem Plaza, Suite 500
                                                  Dayton, Ohio 45402-1908
                                                  Attn:  Thomas W. Kemp


            To the Mortgagee at:                  CoreStates Bank, N.A.
                                                  Credit Support Division
                                                  FC 1-3-15-95
                                                  1500 Market Street
                                                  Centre Square West, 15th Floor
                                                  Philadelphia, PA  19101
                                                  Attn:  Thomas J. Young

or to such other address as the Mortgagor or the Mortgagee may from time to time designate by written notice.

            7.6 CONSTRUCTION. Any words herein which are used in one gender will be read and construed to mean or include the other gender wherever they would so apply. Any words herein which are used in the singular will be read and construed to mean and to include the plural wherever they would so apply, and vice versa.
            7.7 WAIVERS BY MORTGAGOR. The Mortgagor hereby expressly waives, to the extent permitted by law, the equity of redemption, any statutory right of redemption, dower and homestead and all other rights and exemptions of every kind in and to the Property.

            7.8 INTEREST. If from any circumstances whatsoever the fulfillment of any provision of this instrument involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law (it being the intention of the Mortgagor and the Mortgagee that the laws of the Commonwealth of Pennsylvania will govern) with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event will any exaction of interest be possible under this instrument in excess of the limit of such validity. In no event will the Mortgagor be bound to pay interest of more than the legal limit for the use, forbearance or detention of money and the right to demand any such excess is hereby expressly waived by the Mortgagee.

            7.9 RELEASES. The Mortgagor agrees that the Mortgagee, without notice to or further consent of the Mortgagor, may release or discharge any persons who are or may become liable for the payment of the Indebtedness or release or discharge any other collateral for the payment of the Indebtedness and any such release or discharge will not alter, modify, release or limit the validity and enforceability of this Mortgage or the liability of the Mortgagor under the Indebtedness or this Mortgage.


                                   SECTION 8
                                FUTURE ADVANCES

            8.1 FUTURE ADVANCES BY MORTGAGEE. This Mortgage will secure unpaid balances of any loan advances made by the Mortgagee after this Mortgage is delivered for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of unpaid loan indebtedness which may be outstanding at any time, which is Twenty-Five Million Dollars ($25,000,000), provided that this Mortgage will also secure unpaid balances of advances made for the payment of taxes, assessments, insurance or costs incurred for the protection of the Property. The Mortgagor further covenants and agrees to repay all such loan advances with interest, such loan advances to be evidenced by an additional note or notes to be given to the Mortgagee at the time of such advances, and that the covenants contained in this Mortgage will apply to such loan advances as well. This Mortgage is given to secure repayments of advances made pursuant to the Credit Agreement which advances are obligatory pursuant to the terms and conditions of the Credit Agreement.

            8.2 OTHER LIENS. It is agreed that the lien hereby created will take precedence over and be a prior lien to any other lien of any character whether vendor's, materialmen's or mechanic's lien hereafter created on the Property, and in the event the proceeds of the Indebtedness secured hereby as set forth herein are used to pay off and satisfy any liens heretofore existing on the Property, then the Mortgagee is, and will be, subrogated to all of the rights, liens and remedies of the holders of the indebtedness so paid.


                                   SECTION 9
                                   DEFEASANCE

            Provided, nevertheless, that if the Mortgagor keeps, observes and performs all of the covenants and conditions of this Mortgage on its part to be kept and performed and pays, or causes to be paid, to the Mortgagee the Indebtedness as to both principal and interest, and all amendments, extensions and renewals thereof, and all of the other Indebtedness, and repays any loans and advances hereafter made by the Mortgagee under the terms hereof, and the Mortgagee cancels this Mortgage in writing, then this Mortgage will be void, otherwise it will remain in effect.


                      Executed at Philadelphia, Pennsylvania on November 14, 1991 by _________________________, an authorized ______________ of KRUG
International Corp.





Signed and acknowledged
in the presence of:                 KRUG INTERNATIONAL CORP.



                                    By:
------------------------------         ----------------------------------------
                                    Title:
                                          -------------------------------------

------------------------------

COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS:
COUNTY OF PHILADELPHIA        )


            BE IT REMEMBERED, that on November ___, 1991, before me, the subscriber, a Notary Public in and for said Commonwealth, personally appeared __ ______________________, duly authorized ______________of KRUG International
Corp., the Mortgagor in the foregoing instrument, who executed the foregoing Open-End Mortgage, Assignment of Rents and Leases and Security Agreement on behalf of such Mortgagor, and acknowledged the signing thereof to be his voluntary act and deed and the voluntary act and deed of such corporation for the uses and purposes therein mentioned.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal, on the day and year last aforesaid.



                                    -------------------------------------------
                                    Notary Public


                                    -------------------------------------------
                                    (Print Name)

                                    My County of Residence is:
                                                              -----------------

                                    My Commission Expires:
                                                          ---------------------




                              JOINDER OF MORTGAGEE

            Executed at Philadelphia, Pennsylvania on November __, 1991 by Thomas J. Young, an authorized officer of CoreStates Bank, N.A., the Mortgagee herein, on behalf of the Mortgagee.


Signed and acknowledged             CORESTATES BANK, N.A., as
in the presence of:                 Administrative Agent


                                    By:
------------------------------         ----------------------------------------
                                    Title:
                                          -------------------------------------

------------------------------

COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS:
COUNTY OF PHILADELPHIA        )


            BE IT REMEMBERED, that on November __, 1991 before me, the subscriber, a Notary Public in and for said State, personally appeared Thomas
J. Young, a duly authorized officer of CoreStates Bank, N.A. the Mortgagee in the foregoing instrument, who executed the foregoing Open-End Mortgage, Assignment of Rents and Leases and Security Agreement on behalf of such association and acknowledged the signing thereof to be such officer's voluntary act and deed and the voluntary act and deed of such association for the uses and purposes therein mentioned.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal, on the day and year last aforesaid.



                                    -------------------------------------------
                                    Notary Public


                                    -------------------------------------------
                                    (Print Name)

                                    My County of Residence is:
                                                              -----------------

                                    My Commission Expires:
                                                          ---------------------





This instrument was prepared by:

            Robert S. Blau, Esquire
            White and Williams
            1650 Market Street
            One Liberty Place, Suite 1800
            Philadelphia, PA  19103-7301
            (215) 864-6260

         AMENDMENT NO. 1 dated November 22, 1991 to OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT dated as of November 14, 1991 by KRUG INTERNATIONAL CORP. (the "Mortgagor"), for the benefit of CORESTATES BANK, N.A., a national banking association which also conducts business as Philadelphia National Bank and as CoreStates First Pennsylvania Bank, (the "Mortgagee") and CoreStates Bank, N.A. as Administrative Agent ("the Administrative Agent").

                                   ARTICLE I

                                   BACKGROUND

         The Mortgagor and the Mortgagee acknowledge that:

         1. In accordance with the terms of a Credit Agreement and other Loan Documents (as defined in the Credit Agreement) dated as of November 14, 1991, the Mortgagor executed and delivered an Open-End Mortgage, Assignment of Rents and Leases and Security Agreement, dated as of November 14, 1991, to the Administrative Agent.

         2. Certain modifications were made to the Credit Agreement shortly before its execution and the Open-End Mortgage, Assignment of Rents and Leases and Security Agreement should be amended to address those modifications.

         3. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement was recorded in book number ____, page number ____ and covers property described in Exhibit A attached hereto.

         4. The Mortgagor and Mortgagee now wish to amend and supplement the Open-End Mortgage, Assignment of Rents and Leases and Security Agreement it issued on November 14, 1991 in order to address the above-referenced modifications made to the Credit Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         1. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is amended, effective as of November 22, 1991, to delete
Section 4.4 appearing therein in its entirety and inserting, in its place, the following:

                 "4.4      RENT.  Provided that no Acceleration, Termination or
Maturity (each as hereinafter defined) has occurred, the Mortgagor will have the right to collect all rents under any Lease (but not more than 30 days in advance of their due date), provided that upon the occurrence of an Acceleration, a Termination or a Maturity (each as hereinafter defined), the Mortgagee may take such actions with respect to the Leases and the rents, issues and profits (including the notification to lessees to make rent payments directly to the Mortgagee) from the Property, as permitted by law or in equity, including, but not limited to, the remedies set forth in Section 6, below."

         2. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is amended, effective as of November 20, 1991, to delete
Section 5.5 appearing therein in its entirety and inserting, in its place, the following:

                 "5.5 REMEDIES. Upon any Acceleration, Termination or Maturity (each as hereinafter defined), the Mortgagee will have the remedies of a secured party under the Uniform Commercial Code and, at the Mortgagee's option, may also invoke the remedies provided in this instrument and/or under applicable law. In exercising any of said remedies, the Mortgagee may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of the Mortgagee's remedies under the Uniform Commercial Code or of the remedies in this instrument. Taking possession of any of the Property and the performance of the obligations of the Mortgagor thereunder will not operate to cure or waive any default or prohibit the taking of any other action by the Mortgagee under any instrument or at law or in equity to enforce the payment of the Indebtedness or to realize upon any other security or guarantee therefor. The Mortgagee may, so far as the Mortgagor can give authority therefor, enter upon any premises on which the Property or the books and records relating to the Property are located and take possession of and remove the same therefrom. The Mortgagor waives all claims for damages by reason of any seizure, repossession, retention or sale of the Property under the terms hereof. Any requirement of reasonable notice, if necessary, will be met if such notice is mailed, postage prepaid, to the address of the Mortgagor shown in Section 7.5 below at least 10 days before the time of the sale or other disposition of the Property. The net proceeds arising from the disposition of the Property, after deducting the Mortgagee's expenses, will be applied to the Indebtedness in the order determined by the Mortgagee. If any excess remains after the discharge of all of the Indebtedness and the payment of all such expenses, it will be paid to the Mortgagor."

         3. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is amended, effective as of November 20, 1991, to delete
Section 6.1 appearing therein in its entirety and inserting, in its place, the following:

                 "6.1 EVENTS OF DEFAULT; ACCELERATION; TERMINATION; MATURITY. The entire Indebtedness will become due for the purposes of this Agreement if (i) any of the Notes or Obligations are not paid at the Termination Date (as defined in the Credit Agreement) (a "Maturity"), or
(ii) the entire Indebtedness becomes due as provided in either Section 7.2(a) or Section 7.2(c) of the Credit Agreement (an "Acceleration"). An Event of Default under this Agreement will have the same meaning given such term in the Credit Agreement. A "Termination" under this Agreement will occur if the Administrative Agent declares the Revolving Commitment to be terminated in accordance with either Section 7.2(a) or Section 7.2(c) of the Credit Agreement."

         4. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is amended, effective as of November 20, 1991, to delete
Section 6.2 appearing therein in its entirety and inserting, in its place, the following:

                 "6.2 REMEDIES. Upon an Acceleration, a Termination or a Maturity, the Mortgagee will have all rights and remedies provided at law or in equity or under this Mortgage, including the right to accelerate the maturity of the Indebtedness and the right to foreclose the lien of this Mortgage. Notwithstanding anything to the contrary contained in this Section 6.2, the rights and remedies granted to the Mortgagee subsequent to an Event of Default, which rights and remedies are specified in Section 3.3.2 hereof, do not require an Acceleration, a Termination or a Maturity before the Mortgagee may exercise any of such rights or remedies."

         5. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is amended, effective as of November 20, 1991, to delete
Section 6.3 appearing therein in its entirety and inserting, in its place, the following:

                 "6.3      WAIVERS.  The failure of the Mortgagee to exercise
either or both of its options to accelerate the maturity of the indebtedness secured hereby and to foreclose the lien hereof following an Acceleration or a Termination, or to exercise any other option granted to the Mortgagee of partial payments of such indebtedness, will neither constitute a waiver of any event of default or of the Mortgagee's options hereunder nor establish, extend or affect any grace period for payments due under the Note, but such options will remain continuously in force. Once the Mortgagee has accelerated the maturity of the Indebtedness secured hereby, the Mortgagee, at its option, may, by written notice, rescind, such acceleration and such rescission will not affect the Mortgagee's right to accelerate maturity upon or after any future default."

         6. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement is amended, effective as of November 20, 1991, to delete Section 6.6 appearing therein in its entirety and inserting, in its place, the following:

                 "6.6      ADDITIONAL REMEDIES.  After an Acceleration, a
Termination or a Maturity, the Mortgagee, at its option, in addition to the other remedies provided herein or in law or equity, may proceed to enter upon, take possession of, and manage and operate the Property and may proceed to perform any or all obligations of the Mortgagor under the Leases, and exercise the rights of the Mortgagor contained therein as fully as the Mortgagor itself could, without regard to the adequacy of security for the indebtedness hereby secured and with or without bringing any legal action or causing any receiver to be appointed by any court; may let or re-let the Property or any part thereof and enforce, modify, cancel or accept the surrender of any of the Leases; may bring or defend any suits in connection with the possession of the Property or any part thereof, in the name of either the Mortgagor or the Mortgagee; may make such repairs as the Mortgagee may deem appropriate; may pay out of rents, income or profits any liens, taxes, assessments, insurance premiums, utility charges or costs of keeping the Property in good condition and repair; may in the name of either the Mortgagor or the Mortgagee sue for or otherwise collect and receive all rents, issues and profits, including those past due and unpaid; and may do all other things the Mortgagee may deem necessary or proper to protect its security. Entry upon and taking possession of the Property and the collection of the rents and the application thereof will not operate to cure or waive any default under any instrument given by the Mortgagor to the Mortgagee or prohibit the taking of any other action by the Mortgagee under any such other instrument, or at law or in equity to enforce the payment of the indebtedness secured hereby or to realize on any other security or guarantee."


Signed and acknowledged
in the presence of:                      KRUG INTERNATIONAL CORP.


By:                                      By:
   ----------------------------             ------------------------
Print Name:                              Print Name:  Thomas W. Kemp
           --------------------          Title:  Vice President
By:                                              Finance/Treasurer
   ----------------------------
Print Name:
           --------------------

                                          CORESTATES BANK, N.A., AS
                                          ADMINISTRATIVE AGENT
By:
   ----------------------------
Print Name:
           --------------------

By:                                   By:
   ----------------------------          ------------------------
Print Name:                           Print Name:  Thomas J. Young
           --------------------       Title:  Vice President

STATE OF OHIO                  )
                               )  SS:
COUNTY OF ____________________ )

         BE IT REMEMBERED, that on November ___, 1991, before me, the subscriber, a Notary Public in and for said State, personally appeared Thomas
W. Kemp, duly authorized officer of KRUG International Corp., the Mortgagor in the foregoing instruments, who executed the foregoing Amendment No. 1 to Open-End Mortgage, Assignment of Rents and Leases and Security Agreement on behalf of such Mortgagor, and acknowledged the signing thereof to be his voluntary act and deed and the voluntary act and deed of such corporation for the uses and purposes therein mentioned.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal, on the day and year last aforesaid.


                                        -------------------------------------
                                        Notary Public

                                        -------------------------------------
                                        Print Name

                          My county of residence is:
                                                    -------------------------

                          My Commission Expires:
                                                -----------------------------

COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF PHILADELPHIA        )


         BE IT REMEMBERED, that on November ___, 1991 before me, the subscriber, a Notary Public in and for said Commonwealth, personally appeared Thomas J. Young, a duly authorized officer of CoreStates Bank, N.A., the Mortgagee in the foregoing instrument, who executed the foregoing Amendment No. 1 to Open-End Mortgage, Assignment of Rents and Leases and Security Agreement on behalf of such association and acknowledged the signing thereof to be such officer's voluntary act and deed and the voluntary act and deed of such association for the uses and purposes therein mentioned.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal, on the day and year last aforesaid.



                                        -------------------------------------
                                        Notary Public

                                        -------------------------------------
                                        Print Name

                          My county of residence is:
                                                    -------------------------

                          My Commission Expires:
                                                -----------------------------





This instrument was prepared by:

Robert S. Blau, Esquire
White and Williams
One Liberty Place, Suite 1800
1650 Market Street
Philadelphia, PA  19103-7301
(215) 864-6260